UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Digirad Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION

DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2018
To the Stockholders of Digirad Corporation:
You are cordially invited to attend the 2018 annual meeting of stockholders (the "Annual Meeting") of Digirad Corporation (the "Company") on Friday, April 27, 2018. We will hold the meeting at 1:00 p.m. Eastern Daylight Time at our headquarters at 1048 Industrial Court, Suwanee, Georgia 30024.
In connection with the Annual Meeting, we have prepared a Proxy Statement setting out detailed information about the matters that will be covered at the meeting. We will mail our Proxy Statement, along with a proxy card, on or about March 22, 2018 to our stockholders of record as of the close of business on March 15, 2018. These materials and our Annual Report on Form 10-K for the year ended December 31, 2017 are also available electronically at our corporate website at www.digirad.com.
Our Board of Directors has fixed the close of business on March 15, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at our Annual Meeting and at any adjournment(s), postponement(s) or other delay(s) thereof. Voting on the matters to be considered at the Annual Meeting can be done (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. Important information about attending the Annual Meeting in person is included in the proxy statement.
The matters that will be considered at the Annual Meeting are:

1.	To elect seven directors, to serve until the Company's 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of our independent auditors;

3.	To conduct an advisory (non-binding) vote to approve the compensation of the Company's named executive officers;

4.
To approve a Certificate of Amendment effecting a three-year extension to the provisions of the Company's Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating loss carryforwards;

5.	To approve the Company's 2018 Incentive Plan; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or other delay(s) thereof.
Your vote is extremely important. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible. Using a proxy card to submit your vote now will not prevent you from attending or voting in person by ballot at the Annual Meeting. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300
Your vote is extremely important, regardless of how many or how few shares you own. The Board of Directors urges you to vote your shares to elect its nominees. Whether or not you plan to attend the Annual Meeting in person, please use the enclosed proxy card to ensure that your vote is counted. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.

Sincerely,

Jeffrey E. Eberwein Chairman of the Board of Directors
Suwanee, Georgia
March [__], 2018

DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2018
TABLE OF CONTENTS

PROXY STATEMENT	1
Who May Vote	1
Voting Requirements	1
The Board of Directors’ Voting Recommendations	2
How to Vote	2
If You Plan to Attend the Annual Meeting	2
Revoking a Proxy	2
How We Solicit Proxies	3
If You Receive More Than One Proxy Card	3
Important Notice Regarding the Availability of Proxy Materials for the Digirad Corporation 2018 Annual Meeting of Stockholders Meeting to be Held on April 28, 2018	3
If You Have Any Questions	3
CORPORATE GOVERNANCE AND ETHICS	4
Composition of the Board of Directors	4
Director Nomination Process	4
Board Leadership Structure	5
Board Meeting Attendance	5
Director Independence	5
Director Attendance at Annual Meeting	6
Board Self-Assessments	6
Committees of the Board of Directors	6
The Board of Directors’ Role in Risk Oversight	7
Communications with our Board of Directors	7
Code of Business Conduct and Ethics	7
Corporate Governance Documents Available Online	8
Non-Employee Director Stock Ownership Policy	8
Director Term Limits	8
Committee Rotation Policy	8
Executive Officers	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
PROPOSAL 1: ELECTION OF DIRECTORS	12
Nominees for Election to the Board of Directors	12
Information about the Company’s Director Nominees	12
AUDIT COMMITTEE REPORT	16
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	17
Principal Accounting Fees	17
Types of Fees Explained	17
Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm	18
EXECUTIVE COMPENSATION	19
Compensation Discussion and Analysis	19

DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
PROXY STATEMENT
The Board of Directors of Digirad Corporation, a Delaware corporation (referred to in this Proxy Statement as "Digirad," "the Company," "we", "our" or "us"), is soliciting proxies from our stockholders in connection with our 2018 Annual Meeting of Stockholders to be held on April 27, 2018 and at any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"). We will hold the meeting at 1:00 p.m. Eastern Daylight Time at our headquarters at 1048 Industrial Court, Suwanee, Georgia 30024.
The accompanying proxy is solicited by the Board of Directors and is revocable by the stockholder at any time before it is voted. This Proxy Statement is being mailed to stockholders of the Company on or about March 22, 2018 and is accompanied by the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2017 (the "Annual Report").
Who May Vote
Only holders of common stock, par value $0.0001 per share ("common stock"), outstanding as of the close of business on March 15, 2018 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were [ ] shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.
Voting Requirements
The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
The vote requirement for each matter is as follows:

•
Proposal 1 (Election of Directors) - Directors are elected by a plurality of the votes cast, and the seven nominees who receive the greatest number of favorable votes cast in the election of directors will be elected directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified.

•
Proposal 2 (Ratification of Appointment of Independent Auditors) - The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

•
Proposal 3 (Advisory (Non-Binding) - Stockholder Approval of Named Executive Officer Compensation) - The advisory (non-binding) approval of the compensation of the Company's named executive officers requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

•
Proposal 4 (Approval of the Extended Protective Amendment) - The approval of a Certificate of Amendment effecting a three-year extension to the provisions of the Company's Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating loss carryforwards (the "Extended Protective Amendment") requires the favorable vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

•
Proposal 5 (Approval of the 2018 Incentive Plan) - The approval and adoption of the 2018 Incentive Plan (the "2018 Incentive Plan") requires a favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

In the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3), the approval and adoption of the Extended Protective Amendment (Proposal 4), and the approval of the 2018 Incentive Plan (Proposal 5), abstentions will have the same effect as voting against such proposals and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote on Proposal 3. The approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from Proposal 2.
The Board of Directors’ Voting Recommendations
The Board of Directors recommends that you vote your shares “ FOR ” each of the Board of Directors’ seven nominees that are standing for election to the Board of Directors (Proposal 1); “ FOR ” the ratification of the appointment of our independent auditors (Proposal 2); “ FOR ” the advisory (non-binding) stockholder approval of the compensation of the Company's named executive officers (Proposal 3); “ FOR ” the Extended Protective Amendment (Proposal 4); and “ FOR ” the approval and adoption of the 2018 Incentive Plan (Proposal 5).
How to Vote
If you are a stockholder of record as of the Record Date, you may vote (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. If you hold your shares of common stock in a brokerage account or by a bank or other nominee, you must follow the voting procedures provided by your broker, bank or other nominee, which instructions will be included with your proxy materials.
Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “ FOR ” each of the Board of Director’s seven nominees that are standing for election to the Board of Directors (Proposal 1); “ FOR ” the ratification of the appointment of our independent auditors (Proposal 2); “ FOR ” the advisory (non-binding) stockholder approval of the compensation of the Company's named executive officers (Proposal 3); “ FOR ” the Extended Protective Amendment (Proposal 4); and “ FOR ” the approval and adoption of the 2018 Incentive Plan (Proposal 5).
If You Plan to Attend the Annual Meeting
Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact Jeffry Keyes at (800) 947-6134 for directions to the Annual Meeting.
If you are a stockholder of record as of the Record Date, you may vote your shares of common stock in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a "legal proxy" from your broker, bank or other nominee and present it at the Annual Meeting.
Revoking a Proxy
You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 1048 Industrial Court, Suwanee, Georgia 30024. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.

How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. We have retained InvestorCom, Inc. to assist us in the solicitation of proxies, as described in "General-Cost of Solicitation" below. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. Fees paid to InvestorCom, Inc. are described in "General-Cost of Solicitation" below.
If You Receive More Than One Proxy Card
If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of common stock are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares of common stock.
Important Notice Regarding the Availability of Proxy Materials for the Digirad Corporation 2018 Annual Meeting of Stockholders to be Held on April 27, 2018
The Proxy Statement, our form of proxy card, and our Annual Report are available to stockholders at http://drad.client.shareholder.com/sec.cfm.
If You Have Any Questions
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300

CORPORATE GOVERNANCE AND ETHICS
Composition of the Board of Directors
The current number of directors on our Board of Directors is seven. Under our bylaws, the number of directors on our Board of Directors will not be less than five, nor more than nine and is fixed, and may be increased or decreased by resolution of the Board.
Director Nomination Process
Director Qualifications
In evaluating director nominees, the corporate governance committee of our Board of Directors considers the appropriate size of the Board of Directors, as well as the qualities and skills of individual candidates. Factors considered include the following:

•	A history illustrating personal and professional integrity and ethics;

•	Independence;

•	Successful business management experience;

•	Public company experience, as officer or board member;

•	Experience in the medical device, healthcare and employee leasing industries; and

•	Educational background.
The corporate governance committee’s goal is to assemble a Board of Directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The corporate governance committee also considers candidates with relevant non-business experience and training.
Our Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the corporate governance committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. Our Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The corporate governance committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The corporate governance committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The corporate governance committee does not have a formal policy with respect to diversity; however, our Board of Directors and the corporate governance committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board of Directors, the corporate governance committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.
Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the corporate governance committee may also consider such other facts as it may deem are in the best interests of Digirad and our stockholders. The corporate governance committee does believe it appropriate for at least one, and preferably several, members of our Board of Directors to meet the criteria for an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission (the "SEC"), and that a majority of the members of our Board of Directors meet the definition of an “independent director” under the listing standards of the NASDAQ Stock Market. At this time, the corporate governance committee also believes it appropriate for our Chief Executive Officer to serve as a member of our Board of Directors.
Identification and Evaluation of Nominees for Directors
The corporate governance committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue their service on the Board of Directors. Current members with qualifications and skills that are consistent with the corporate governance committee’s criteria for board service on the Board of Directors and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining new perspectives. If any member of our Board of Directors does not wish to continue his or her service or if our Board of Directors decides not to re-nominate a member for re-election, the corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. The corporate governance committee generally polls our Board of Directors and members of management for their recommendations regarding potential new nominees. The corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The corporate governance committee reviews the qualifications, experience and background of the candidates.

Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the corporate governance committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best attain success for Digirad and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the corporate governance committee makes its recommendation to our Board of Directors. Historically, the corporate governance committee has not relied on third-party search firms to identify board candidates. The corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.
The corporate governance committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of our Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and address, as they appear in the Company's books; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the corporate governance committee of our Board of Directors; (iv) the name, age, business address and residence address of the candidate; (v) a description of all arrangements or understandings between the stockholder and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; (vi) the principal occupation or employment of the candidate; and (vii) any other information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including without limitation such candidate's written consent to being named in the Proxy Statement, if any, as a nominee and to serving as a director if elected). In order to give the corporate governance committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our Proxy Statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.
Board Leadership Structure
We believe it is beneficial to separate the roles of Chief Executive Officer and chairman of the Board of Directors to facilitate their differing roles in the leadership of the Company. The role of the chairman is to set the agenda for, and preside over, board meetings, as well as providing advice and assistance to the Chief Executive Officer. In contrast, the Chief Executive Officer is responsible for handling the day-to-day management direction of the Company, serving as a leader to the management team, and formulating corporate strategy.
Jeffrey E. Eberwein is currently the chairman of our Board of Directors and is considered an independent director. Mr. Eberwein holds and has held leadership positions with investment firms and brings to Digirad outside experience and expertise. He also has an educational background in business. Mr. Eberwein has been named by the corporate governance committee as a nominee for re-election to our Board of Directors at the Annual Meeting.
Matthew G. Molchan is our Chief Executive Officer and a member of our Board of Directors and is standing for re-election to the Board of Directors. Going forward, we will continue our philosophy of keeping the Chairman and Chief Executive Officer roles separate on the Board of Directors.
In addition, we believe the working relationship between Messrs. Eberwein and Molchan, on the one hand, and between Mr. Eberwein and the other independent directors, on the other, enhances and facilitates the flow of information between management and our Board of Directors as well as the ability of our independent directors to evaluate and oversee management and its decision-making.
Board Meeting Attendance
Our Board of Directors held five in-person or telephonic meetings during 2017. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and of the total number of meetings of committees of our Board of Directors on which he served.
Director Independence
Our Board of Directors has determined that each of the director nominees standing for election, except Mr. Molchan, are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under "Related Person Transactions and Section 16(a) Beneficial Ownership Reporting Compliance" below. The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.

Director Attendance at the Annual Meeting
Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we encourage all of our directors to attend. One director attended last year's annual meeting.
Board Self-Assessments
Our Board of Directors conducts annual self-evaluations to determine whether it and its committees are functioning effectively. The full Board of Directors reviews the results of the assessments and identifies areas for continued improvement. Our Board of Directors also develops and communicates to management any proposals for improving board functions.
Committees of the Board of Directors
Our Board of Directors currently has four standing committees. The current members of our committees are identified below:

Committees

Director	Audit		Compensation		Corporate Governance		Strategic Advisory Committee
Dimitrios J. Angelis	X		X		X	(Chair)
John M. Climaco					X		X	(Chair)
Michael A. Cunnion	X		X	(Chair)			X
Charles M. Gillman					X		X
John W. Sayward	X	(Chair)	X
Mr. Molchan and Mr. Eberwein do not serve on any committees.
Audit Committee. The audit committee consists of Messrs. Angelis, Cunnion and Sayward, with Mr. Sayward serving as chairman. The audit committee held four meetings during 2017. All members of the audit committee are (i) independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Sayward qualifies as an “audit committee financial expert” as defined in the rules and regulations established by the SEC. The audit committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

•	Meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	Meeting with our independent registered public accounting firm and with internal financial personnel regarding the adequacy of our internal controls and the objectivity of our financial reporting;

•	Recommending to our Board of Directors the engagement of our independent registered public accounting firm;

•
Reviewing our quarterly and audited consolidated financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and

•	Reviewing our financial plans and reporting recommendations to our full Board of Directors for approval and to authorize action.
Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our audit committee and have unrestricted access to the audit committee.
Compensation Committee. The compensation committee consists of Messrs. Angelis, Cunnion and Sayward, with Mr. Cunnion serving as chairman. The compensation committee held five meetings during 2017. All members of the compensation committee are independent, as determined under the various NASDAQ Stock Market, SEC and Internal Revenue Service qualification requirements. The compensation committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

•
Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices, and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•
Establishing appropriate incentives for officers, including the Chief Executive Officer, to encourage high performance, promote accountability and adherence to company values and further our long-term strategic plan and long-term value; and

•	Exercising authority under our employee benefit plans.
Corporate Governance Committee. The corporate governance committee consists of Messrs. Angelis, Climaco and Gillman, with Mr. Angelis serving as chairman. The corporate governance committee held five meetings during 2017. All members of the corporate governance committee are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). The corporate governance committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

•	Reviewing and recommending nominees for election as directors;

•	Assessing the performance of our Board of Directors;

•	Developing guidelines for the composition of our Board of Directors;

•	Reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance; and

•	Oversight of the Company compliance officer and compliance with the Company’s Code of Business Ethics and Conduct.
Strategic Advisory Committee. The strategic advisory committee consists of Messrs. Climaco, Cunnion and Gillman, with Mr. Climaco serving as chairman. The strategic advisory committee held four meetings during 2017. The strategic advisory committee reviews and provides suggestions to the Board of Directors related to corporate strategy, capital allocation and related matters. The functions of this committee include, among other things:

•	Reviewing and providing recommendations to our Board of Directors regarding the Company's capital plan and its short- and long-term financial strategies;

•	Reviewing and providing recommendations to our Board of Directors regarding financial transactions and commitments;

•
Reviewing and providing recommendations to our Board of Directors regarding the implications of major investments, restructurings, joint ventures, mergers and acquisitions and divestitures of the Company; and

•	Reviewing the selection of the Company's financial advisors engaged in connection with any material transactions.
The Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The corporate governance committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.
Communications with our Board of Directors
Any stockholder may send correspondence to our Board of Directors c/o Corporate Secretary, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024. Our Corporate Secretary will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.
Code of Business Conduct and Ethics
We have established a Code of Business Ethics and Conduct (the "Ethics Code") that applies to all our officers, directors, employees and contractors. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a "code of ethics" within the meaning of Section 406 of the

Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board of Directors. If we make any amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on the "Investors" section of the Company’s website (www.digirad.com) under the tab "Corporate Governance."
Corporate Governance Documents Available Online
Our corporate governance documents, including the audit committee charter, compensation committee charter, corporate governance committee charter, strategic advisory committee charter and the Ethics Code, are available free of charge on the "Investors" section of our website (www.digirad.com) under the tab "Corporate Governance." Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.
Non-Employee Director Stock Ownership Policy
Each non-employee director serving on the Board must beneficially own (on a cost basis) an amount of the Company's common stock or common stock equivalents equal in value to at least 60% of cash compensation received over the prior five years for service as a director of the Company. Until such non-employee director has achieved the level of stock ownership required by our Non-Employee Director Stock Ownership Policy, such non-employee director will be required to retain an amount of common stock equal to 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the non-employee director by the Company. Non-employee directors are not required to purchase shares in the open market in order to achieve the guideline level of ownership required by this Non-Employee Director Stock Ownership Policy.
Because non-employee directors must retain a percentage of net shares acquired from any Company equity awards until he or she satisfies the Non-Employee Director Stock Ownership Policy, there is no minimum time period required to achieve the guideline level of ownership required by this Non-Employee Director Stock Ownership Policy. Any non-employee director who does not comply with this Non-Employee Director Stock Ownership Policy will not be eligible for re-nomination as a director.
Director Term Limits
Our Board of Directors does not have a policy on term limits.
Committee Rotation Policy
Our Board of Directors adopted a board committee rotation policy pursuant to which the corporate governance committee will consider our Board of Directors’ preference for rotating committee chairs and committee members at no longer than five year intervals, including the chairman of the Board of Directors.
Executive Officers
The names of our executive officers, their ages, their positions with Digirad, and other biographical information as of March 15, 2018, are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Matthew G. Molchan	51	President, Chief Executive Officer and Director
Jeffry R. Keyes	45	Chief Financial Officer and Corporate Secretary
Virgil J. Lott	60	President, Diagnostic Imaging
Martin B. Shirley	55	President, Digirad Imaging Solutions
Michael Debeauvernet	57	General Manager, Mobile Imaging
Matthew G. Molchan became our President, Chief Executive Officer and member of the Board of Directors on July 1, 2013. In connection with the Company's investment in Perma-Fix Medical, S.A. ("Perma-Fix Medical"), a publicly traded company listed on the NewConnect market of the Warsaw Stock Exchange and a majority-owned subsidiary of Perma-Fix Environmental Services, Inc. (NASDAQ: PESI), Mr. Molchan was appointed to the Supervisory Board of Perma-Fix Medical in December 2015. From February 2013 to July 2013, Mr. Molchan held the position of President, Digirad Corporation. He was previously President, Digirad Imaging Solutions, Inc. from January 2012 to June 2013. Prior to that, he was Chief Operating Officer of Digirad Ultrascan Solutions from May 2007 to January 2012. He joined Digirad Ultrascan Solutions upon the acquisition of Ultrascan, Inc. by us in May 2007. Prior to joining us, Mr. Molchan was the Chief Financial Officer for Ultrascan since he joined in 2003. Prior to Ultrascan, Mr. Molchan held various executive level business development, finance and operations positions at Somera, Inc. and Equifax, Inc. Mr. Molchan earned a B.S. degree in Economics from the United States Air Force Academy and an M.B.A. in finance from the University of Southern California.

Jeffry R. Keyes joined the Company in September 2012 as our Chief Financial Officer and Corporate Secretary. From August 2011 until September 2012, Mr. Keyes was Corporate Controller of Sapphire Energy, Inc., a venture capital backed start-up renewable energy company. From April 2011 to August 2011, he was the Corporate Controller of Advanced BioHealing, Inc., a provider of regenerative medicine solutions, until its sale to Shire, PLC in August 2011. From March 2009 to April 2011, Mr. Keyes was the Senior Director, External Reporting and Technical Accounting of CareFusion, Inc. a global medical technology company. Mr. Keyes earned a B.A. degree in accounting from Western Washington University and is a certified public accountant licensed by the Washington State Board of Accountancy.
Virgil J. Lott became President, Diagnostic Imaging in February 2013. Prior to that, he was our Senior Vice President of Operations since October 2009. His prior positions at Digirad included Vice President of Customer Service and Operations from June 2006 to October 2009 as well as Director of Customer Service from February 2006 to June 2006. Mr. Lott has been in medical imaging field service for over 35 years, both as a field service engineer and in various field service management positions. Prior to joining us, Mr. Lott was the Vice President of Field Service at BC Technical, a multi-vendor service company, from April 2005 to February 2006. He also held several management positions at Philips Medical Systems and ADAC Laboratories from 1983 to May 2005, including Region Service Manager, Director of PET Customer Service, and National Installations Manager. Mr. Lott received training in electronics from the US Army and Electronic Design Engineering Technology from Capitol Radio Engineering Institute. He earned a B.S. degree in Business Administration from California Coast University.
Martin B. Shirley became President, Digirad Imaging Solutions in January 2016. Previously, Mr. Shirley was Senior Vice President, Sales and Marketing, Digirad Imaging Solutions from January 2012 to January 2016; Vice President of Sales and Operations for Digirad Imaging Solutions from June 2010 to January 2012; and Vice President of Sales for Digirad Imaging Solutions from January 2008 to June 2010. Prior to this, he served in a variety of roles during his tenure at Digirad including National, Regional and Territory Sales Management positions in both the Digirad Imaging Solutions division and the Diagnostic Imaging division. Prior to joining Digirad, Mr. Shirley has held various roles in medical imaging, including regional and territory sales positions at SMV America, a manufacturer of nuclear medicine equipment that was purchased by General Electric, and with Sopha Medical Systems. He holds an A.A. degree in both nuclear medicine technology and an A.A. degree in liberal arts.
Michael Debeauvernet became General Manager, Mobile Imaging in January 2017. Previously, Mr. Debeauvernet was Executive Vice President of Operations, DMS Health from July 2014 to January 2017. Prior to joining DMS Health, Mr. Debeauvernet was Vice President, Healthcare Business Development of Progressive Communications, a networking solutions provider from July 2013 to July 2014. Prior to that, Mr. Debeauvernet was Senior Director, Supply Chain Management of Philips Lifeline, an integrated healthcare products company, from April 2010 to July 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 15, 2018 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current named executive officers, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.
Percentage of beneficial ownership is calculated based on [ ] shares of common stock outstanding as of March 15, 2018. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of March 15, 2018. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders:
Cannell Capital LLC (1) 245 Meriweather Circle Alta, WY 83414	2,096,234	[__]
Ariel Investments LLC (2) 200 E. Randolph Street, Suite 2900 Chicago, IL 60601	1,222,819	[__]
Dimensional Fund Advisors LP (3) Building One, 6300 Bee Cave Road Austin, TX 78746	1,067,177	[__]
Punch & Associates Investment Management, Inc. (4) 7701 France Avenue South, Suite 300 Edina, MN 55435	1,012,493	[__]
The Vanguard Group (5) 100 Vanguard Boulevard Malvern, PA 19355	818,677	[__]
Named Executive Officers and Directors:
Jeffrey E. Eberwein (6)	506,652	[__]
Matthew G. Molchan (7)	329,732	[__]
Jeffry R. Keyes (8)	251,138	[__]
John W. Sayward (9)	191,520	[__]
Virgil J. Lott (10)	168,231	*
Charles M. Gillman (11)	125,000	*
Michael A. Cunnion (12)	101,250	*
Martin B. Shirley (13)	100,420	*
John M. Climaco (14)	98,100	*
Dimitrios J. Angelis (15)	25,000	*
Michael Debeauvernet (16)	12,088	*
All Executive Officers and Directors as a group (11 persons)(17)	1,909,131	[__]
____________________

*	Indicates beneficial ownership of less than 1% of the outstanding common stock

(1)	The foregoing information is based solely on information contained in a Schedule 13G, Amendment No. 3, filed with the SEC on February 14, 2018 by Cannell Capital LLC.

(2)	The foregoing information is based solely on information contained in a Schedule 13G filed with the SEC on February 13, 2018 by Ariel Investments, LLC.

(3)	The foregoing information is based solely on information contained in a Schedule 13G, Amendment No. 5, filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP.

(4)	The foregoing information is based solely on information contained in a Schedule 13G, Amendment No. 2 filed with the SEC on February 14, 2018 by Punch & Associates Investment Management, Inc.

(5)	The foregoing information is based solely on information contained in a Schedule 13G, Amendment No. 1 filed with the SEC on February 12, 2018 by The Vanguard Group.

(6)
Includes 2,811 shares of our common stock beneficially owned directly by Lone Star Value Investors GP, LLC (“Lone Star Value GP”). Lone Star Value GP is the general partner of Lone Star Value LP. Jeffrey E. Eberwein, the Chairman of our Board of Directors, as the manager of Lone Star Value GP may be deemed the beneficial owner of these securities. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The foregoing information is based solely on information contained in Form 4, filed with the SEC on September 18, 2017 by Mr. Eberwein.

(7)	Includes (a) 230,653 shares of common stock subject to options exercisable within 60 days of March 15, 2018, and (b) 99,079 shares of common stock held by Mr. Molchan.

(8)	Includes (a) 204,148 shares of common stock subject to options exercisable within 60 days of March 15, 2018, and (b) 46,990 shares of common stock held by Mr. Keyes.

(9)	Includes (a) 60,000 shares of common stock subject to options exercisable within 60 days of March 15, 2018 and (b) 131,520 shares of common stock held by Mr. Sayward.

(10)	Includes (a) 98,777 shares of common stock subject to options exercisable within 60 days of March 15, 2018, and (b) 69,454 of shares of common stock held by Mr. Lott.

(11)	Includes 125,000 shares of common stock held by Mr. Gillman.

(12)	Includes (a) 80,000 shares of common stock subject to options exercisable within 60 days of March 15, 2018 and (b) 21,250 shares of common stock held by Mr. Cunnion.

(13)	Includes (a) 84,529 shares of common stock subject to options exercisable within 60 days of March 15, 2018, and (b) 15,891 shares of common stock held by Mr. Shirley.

(14)	Includes (a) 60,000 shares of common stock subject to options exercisable within 60 days of March 15, 2018 and (b) 38,100 shares of common stock held by Mr. Climaco.

(15)	Includes 25,000 shares of common stock held by Mr. Angelis.

(16)	Includes (a) 4,635 shares of common stock subject to options exercisable within 60 days of March 15, 2018, and (b) 7,453 shares of common stock held by Mr. Debeauvernet.

(17)	Includes (a) 822,742 shares of common stock subject to options exercisable within 60 days of March 15, 2018, and (b) 1,086,389 shares of common stock held by our 11 executive officers and directors.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of seven members. Each director elected at the Annual Meeting will serve until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified.
Upon the recommendation of the corporate governance committee, our Board of Directors has nominated each of the following seven persons to be elected to serve until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified. Each of the nominees (i) currently serves on our Board of Directors (ii) has consented to being named in this Proxy Statement and (iii) has agreed to serve as a director if elected. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.
THE BOARD OF DIRECTORS RECOMMENDS USING THE ENCLOSED PROXY CARD TO VOTE FOR THE SEVEN NOMINEES LISTED BELOW
Nominees for Election to the Board of Directors

Name	Position
Jeffrey E. Eberwein	Chairman of the Board
Matthew G. Molchan	President, Chief Executive Officer and Director
Dimitrios J. Angelis	Director
John M. Climaco	Director
Charles M. Gillman	Director
John W. Sayward	Director
Michael A. Cunnion	Director
The seven nominees standing for election who receive the greatest number of votes cast at the Annual Meeting will be elected as Directors.
Information about the Company’s Director Nominees
Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships as of the Record Date. There are no family relationships among any of our directors or executive officers. All ages are as of March 15, 2018.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Digirad and our Board of Directors.

Jeffrey E. Eberwein	Age 47	Director since 2012
Founder and Chief Executive Officer of Lone Star Value Management, LLC
Committees: None
Mr. Eberwein is the Founder and CEO of Lone Star Value Management, LLC ("LSVM"), a U.S. registered investment firm managing several affiliated funds and/or accounts. Prior to founding LSVM in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein is Chairman of the Board of five public companies: Digirad Corporation, ATRM Holdings, Inc., a modular building company, Hudson Global, Inc., a global recruitment company, Ameri Holdings, Inc., an IT services company. In addition, Mr. Eberwein serves on the Board of Novation Companies, Inc., a specialty finance company. Mr. Eberwein served on the Board of Crossroad Systems, Inc. from April 2013 until May 2016, The Goldfield Corporation from May 2012 until May 2013, NTS, Inc. from December 2012 until its sale to a private equity firm was completed in June 2014, and On Track Innovations Ltd. from December 2012 until March 2014. Mr. Eberwein served on the Board of Hope for New York, a 501(c)3 organization dedicated to serving the poor in New York City from 2011 until 2014 where he was Treasurer and on the Executive Committee. Mr. Eberwein earned an M.B.A. from The Wharton School, University of Pennsylvania and a B.B.A. with High Honors from The University of Texas at Austin.
Mr. Eberwein brings significant experience in investing, financial management and general financial acumen to our Board of Directors. Throughout his career, Mr. Eberwein has been part of and overseen numerous business transactions, as well as helped companies develop strategies for proper capital allocation. We believe these past experiences, along with Mr. Eberwein’s network of contacts in the investor community has and will continue to help align stockholder and Company interests with the best strategy for sound financial management and stockholder return. We also believe Mr. Eberwein’s leadership ability and commitment to excellence make him well-suited to serve as Chairman of the Board of Directors.

Matthew G. Molchan	Age 51	Director since 2013
President, Chief Executive Officer of Digirad Corporation
Mr. Molchan’s full biographical information is provided above under the heading "CORPORATE GOVERNANCE AND ETHICS - Executive Officers."
We believe that Mr. Molchan's extensive experience and key roles at a number of other companies having attributes similar to the Company, enable him to assist in the effective management of the Company and make him well qualified to serve on our Board of Directors.

Dimitrios J. Angelis	Age 48	Director since 2015
Executive Counsel, Life Sciences Law Group
Committees: Audit, Compensation, Corporate Governance (Chairman)
Mr. Angelis was appointed as a director of the Company on July 30, 2015. In addition to Digirad, Mr. Angelis currently serves as a director of Ameri100, a position he has held since May 2015; and as director of On Track Innovations Ltd ("OTI") since December 30, 2012. From April 26, 2013 until February 9, 2015, Mr. Angelis served as the OTI’s Chairman of the Board of Directors.
Mr. Angelis currently serves as Principal of Life Sciences Law Group, a post he has held since October 2015. From January 2014 to August 2015 he served as Chief Executive Officer of OTI America (a subsidiary of OTI). Since 2012 until immediately prior to his appointment as Chief Executive Officer of OTI America, Mr. Angelis was the General Counsel of Wockhardt Inc., a biologics and pharmaceutical company. From 2008 to 2012, Mr. Angelis was a senior counsel in Dr. Reddy’s Laboratories, Ltd., a publicly traded pharmaceutical company, and during 2008 he was the Chief Legal Officer and Corporate Secretary of Osteotech, Inc., a publicly traded medical device company. Prior to that, Mr. Angelis worked in the pharmaceutical and legal industries in various corporate, strategic and legal roles, including the Corporate department of the New York office of Mayer Brown LLP. Mr. Angelis holds a B.A. in Philosophy and English from Boston College, an M.A. in Behavioral Science from California State University, and Juris Doctor from New York University School of Law and is admitted to practice law in the states of New York and New Jersey.
We believe Mr. Angelis' past positions in the health care industry and his legal experience make him well qualified to serve on our Board of Directors. These experiences allow him to offer unique insight into our operations for the purpose of guiding the Board of Directors to the right legal and strategic decisions.

John M. Climaco	Age 49	Director since 2012
Board Member, Perma-Fix Environmental Solutions, Inc.
Committees: Corporate Governance, Strategic Advisory (Chairman)
Mr. Climaco is the Chief Executive Officer of CNS Pharmaceuticals, Inc., a company developing treatments for brain and central nervous system cancers. From June 2015 to July 2017, Mr. Climaco served as the Executive Vice President of Perma-Fix Medical, a majority-owned Polish subsidiary of Perma-Fix Environmental Services, Inc. (PESI), where he also served as a director from October 2013 to July 2017. At Perma-Fix Medical, he managed the development of a method to produce Technetium-99. Mr. Climaco currently serves on the board of directors of Moleculin Biotech, Inc., a preclinical and clinical-stage pharmaceutical company focused on the development of anti-cancer drug candidates; and Birner Dental Management Services, Inc., a management company for dental practices in Colorado, New Mexico and Arizona. Mr. Climaco was appointed to our Board of Directors in December 2012. Previously, he was a board member of PDI, Inc. (PDII), an outsourced commercial services company for pharmaceutical, biotechnology and healthcare companies, a post he held from December 2013 to October 2014. From April 2012 to April 2013, he was a board member of InfuSystem Holdings, Inc. (INFU), a supplier of oncology infusion services.
From 2003 to 2012, he was the President and Chief Executive Officer, as well as member of the board of directors, of Axial Biotech, Inc., a venture-backed molecular diagnostics company specializing in spine disorders, which he co-founded in 2003.

Under Mr. Climaco’s leadership, and through partnerships he created with companies including Medtronic, Johnson & Johnson and Smith & Nephew, Axial successfully developed and commercialized ScoliScore, the first molecular prognostic test in the orthopaedic industry.
Prior to founding Axial Biotech, Mr. Climaco practiced law for 6 years with Fabian & Clendenin in Salt Lake City from 1997 to 2003. Mr. Climaco holds a B.A. in Philosophy, cum laude, from Middlebury College and a Juris Doctorate from the University of California, Hastings College of Law.
We believe that Mr. Climaco has a demonstrated record of consistently applying his extensive experience and sound business judgment to both rescue and create stockholder value across a range of industries. Mr. Climaco has advised management teams on M&A opportunities, restructurings, asset divestments, equity financings and strategic partnerships, all qualities that we believe are valuable to the Board of Directors. We believe that Mr. Climaco brings to our Board of Directors significant executive experience relevant to a healthcare services company, including raising capital, engineering strategic alliances, building executive teams and managing complex business operations and legal strategies.

Michael A. Cunnion	Age 47	Director since 2014
President and Chief Executive Officer, Remedy Health Media
Committees: Strategic Advisory, Compensation (Chairman), Audit
Mr. Cunnion has an extensive history of leadership roles at healthcare media and communication companies. Since September 2008, Mr. Cunnion has been Chief Executive Officer of Remedy Health Media, a privately held health media company. In addition, Prior to that, from January 2004 to December 2007, Mr. Cunnion was the President of privately held HealthTalk, leading provider of tools and information for chronically ill patients and caregivers. Mr. Cunnion successfully built this company and subsequently sold it to Revolution Health in December 2007. Subsequent to this sale, Mr. Cunnion took on the role of Executive Vice President of Revolution Health, where he oversaw revenue and sales strategy until Revolution Health merged with Everyday Health. Prior to HealthTalk, from December 1998 to December 2003, Mr. Cunnion held the role of Sr. Director, Consumer Marketing at WebMD, where he led consumer sales strategy, product development and advertising operations. Mr. Cunnion currently serves on the board of directors of FSAStore.com, an FSA e-commerce company, a post he has held since 2011. Mr. Cunnion earned a B.A. degree in English from Florida State University.
We believe that Mr. Cunnion’s extensive experience in health care media companies, coupled with his experience of building up companies and creating ownership value are of significant strategic importance to our Board of Directors. His history of creating collaborative relationships in the companies he has been part of and then leveraging those relationships to maximize value in both continued organic growth and as well as selling the companies he has been part of can be of great benefit to Digirad stockholders.

Charles M. Gillman	Age 47	Director since 2012
Portfolio Manager, IDWR Multi-Family Office
Committees: Corporate Governance, Strategic Advisory
Mr. Gillman is the Executive Managing Director of the IDWR Multi-Family Office, a multi-family investment firm, a position he has held since 2013. IDWR employs a team of analysts with expertise in finding publicly traded companies that require an improvement in corporate capital allocation. From 2001 to 2013, Mr. Gillman was a portfolio manager of certain family office investment portfolios at Nadel and Gussman, LLC. Prior to his employment at Nadel and Gussman, Mr. Gillman worked in the investment industry and as a strategic management consultant at McKinsey & Company.
His organization evolved from experience in the 1990’s designing operational turnarounds of U.S. and international companies while at McKinsey & Company. Mr. Gillman’s clients at McKinsey benefited from specific measures taken to improve working-capital turnover and to grow those operating units that had the highest return on invested capital while shrinking those operating units that had negative returns on invested capital.
Mr. Gillman was appointed to our Board of Directors in 2012.  In addition, Mr. Gillman currently serves on the boards of directors of Novation Companies, Inc., a specialty finance company, a post he has held since January 2016, Solitron Devices, Inc., a solid-state semiconductor components company, a post he has held since July 2016, Hill International, a construction consulting service company, a post he has held since September 2016, and Points International, an online travel company, a post he has held since May 2017. Mr. Gillman previously served as a director of Hooper Holmes, InfuSystems Holdings, Inc., On Track Innovations Ltd, MRV Communications, Inc., Aetrium, Inc., CompuMed, Inc., the Stephan Company, PFMG, Inc., Littlefield Corp., and Datawatch Corporation.

Mr. Gillman is a graduate of the Wharton School of the University of Pennsylvania, summa cum laude, and a Director of the Penn Club of New York, which serves as the Manhattan home of the Wharton School and University of Pennsylvania alumni community.
We believe that Mr. Gillman brings significant experience as a successful portfolio manager to our Board of Directors, and in particular, experience implementing difficult corporate turnarounds, including M&A experience and divestiture experience. These experiences allow him to offer unique insight into our operations for the purpose of guiding the Company to the right short-term and long-term strategic decisions designed to maximize stockholder value.

John W. Sayward	Age 66	Director since 2008
Retired Partner, Nippon Heart Hospital LLC
Committees: Audit (Chairman), Compensation
John W. Sayward is a career health care and pharmaceutical executive. Most recently, he served as Chief Executive Officer for Hera Therapeutics Inc., a position he held through June 2015. Prior to this, Mr. Sayward served as the Chief Operating Officer and Chief Financial Officer of Hera Therapeutics Inc. since September 2014. Previously, he was Partner at Nippon Heart Hospital, LLC from September 2005 to January 2007, which was formed to build and manage cardiovascular care hospitals in Japan. From 2002 to 2005, Mr. Sayward was the Executive Vice President and CFO of LMA North America Inc., a medical device business focused on patient airway management. From 1996 to 2001, Mr. Sayward served as the Executive Vice President of Finance and CFO and Treasurer at SICOR Inc., and was elected to their Board of Directors in 1998. Previous to the above, he served in various management positions with Baxter Healthcare. He received a B.A. in History from Northwestern University in 1973 and a Master of Management from the Kellogg School of Management at Northwestern University in 1975.
We believe that Mr. Sayward’s past experiences in the health care industry, both in medical devices and pharmaceuticals, makes him well qualified to serve on our Board of Directors. Further, Mr. Sayward’s depth and breadth of positions and experiences also makes him well qualified to serve as a financial expert and audit committee chairman.
Certain Legal Proceedings
Lone Star Value Management LLC, Mr. Eberwein and Mr. Gillman are each subject to a SEC administrative order, dated February 14, 2017 (Securities Exchange Act Release No. 80038), relating to alleged violations of Section 13(d) of the Exchange Act and the rules promulgated thereunder, including failing to disclose the members of a stockholder group, and further allegations that Messrs. Eberwein and Gillman violated Section 16(a) of the Exchange Act and the rules promulgated thereunder, including failing to timely file initial statements of beneficial ownership on Form 3 and changes thereto on Form 4. Without admitting or denying any violations, (i) Lone Star Value Management agreed to cease and desist from committing or causing any violations of Section 13(d) of the Exchange Act and Rules 13d-1 and 13d-2 promulgated thereunder, and paid a civil penalty of $120,000 to the SEC and (ii) Messrs. Eberwein and Gillman agreed to cease and desist from committing or causing any violations of (x) Section 13(d) of the Exchange Act and Rules 13d-1 and 13d-2 promulgated thereunder and (y) Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 promulgated thereunder, and each paid a civil penalty to the SEC in the respective amounts of $90,000 and $30,000.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ON THE PROXY CARD.

AUDIT COMMITTEE REPORT
The following is the report of the audit committee with respect to Digirad’s audited financial statements for the year ended December 31, 2017.
The purpose of the audit committee is to assist the Board of Directors in its general oversight of Digirad’s financial reporting, internal controls and audit functions. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.
The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the audit committee approve the audit and non-audit services and related budget in advance, and that the audit committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the audit committee’s express approval. The audit committee charter describes in greater detail the full responsibilities of the audit committee and is available on our website at www.digirad.com. The audit committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the NASDAQ listing standards.
The audit committee met on four occasions in 2017. The audit committee met privately in executive session with BDO USA, LLP ("BDO") as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of Digirad throughout the year.
In accordance with the audit committee charter and the requirements of law, the audit committee pre-approves all services to be provided by Digirad’s independent auditors, BDO. Pre-approval is required for audit services, audit-related services, tax services and other services.
The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2017 with the Company’s management and BDO, the Company’s independent registered public accounting firm. The audit committee has also discussed with BDO the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board ("PCAOB"). The audit committee also has received and reviewed the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the audit committee concerning independence, and has discussed with BDO its independence from the Company.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the financial statements referred to above be included in the Annual Report for filing with the SEC.

AUDIT COMMITTEE

John W. Sayward, Chairman
Dimitrios J. Angelis
Michael A. Cunnion

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The audit committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The audit committee is considering BDO USA, LLP ("BDO") to serve as the Company's independent registered public accounting firm. BDO has audited our financial statements since the fiscal year ended December 31, 2015. While it is not required to do so, the audit committee is submitting to stockholders for ratification the selection of BDO as the Company’s independent registered public accounting firm for the year ending December 31, 2018. Notwithstanding ratification of the selection of BDO to serve as the Company’s independent registered public accounting firm, the audit committee will be under no obligation to select BDO as the Company’s independent registered public accounting firm.
Representatives of BDO will attend the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
During the Company’s three most recent fiscal years, neither the Company nor anyone on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" or "reportable event" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).
Principal Accounting Fees
In connection with the audit of the 2017 financial statements, we entered into an engagement agreement with BDO which sets forth the terms by which BDO has performed audit and related professional services for us.
The following tables set forth the aggregate accounting fees paid by us to BDO for the past two fiscal years ended December 31, 2017 and 2016.

	For the year ended December 31
Type of Fee	2017	2016
	(in thousands)
Audit Fees	$533.2	$486.5
Audit-Related Fees	—	165.2
Tax Fees	133.5	84.9
All Other Fees	—	—
Totals	$666.7	$736.6

The below fees were paid to the firm Ernst & Young LLP ("Ernst & Young"), the Company's previous independent registered public accounting firm, for the fiscal years ended December 31, 2017 and 2016.

	For the year ended December 31
Type of Fee	2017	2016
	(in thousands)
Audit Fees	$—	$—
Audit-Related Fees	20.0	20.0
Tax Fees	—	—
All Other Fees	—	—
Totals	$20.0	$20.0

No other accounting firm was retained to perform the identified accounting work for us. All non-audit related services in the tables above were pre-approved and/or ratified by the audit committee of our Board of Directors.
Types of Fees Explanation
Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our annual consolidated financial statements and reviews of quarterly consolidated financial statements, as well as fees associated with consents for registration statement filings.

Audit-Related Fees. (a) BDO 2016. The 2016 fees relate primarily to auditing pre-acquisition financial statements of Project Rendezvous Holding Corporation. (b) Ernst and Young 2016 and 2017. The 2016 and 2017 fees relate to consents provided for re-issuance of their prior year audit reports contained in the Company's Form 10-K for the years ended December 31, 2015 and December 31, 2016.
Tax Fees. These fees were billed to us for professional services relating to tax compliance, tax advice and tax planning.
All Other Fees. There were no other fees billed by BDO for the years 2017 and 2016 for products and services, other than those described above.
Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm
The audit committee is granted the authority and responsibility under its charter to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm, including specific approval of internal control and tax-related services. In exercising this responsibility, the audit committee considers whether the provision of each professional accounting service is compatible with maintaining the audit firm’s independence.
Pre-approvals are detailed as to the category or professional service and when appropriate are subject to budgetary limits. Company management and the independent registered public accounting firm periodically report to the audit committee regarding the scope and fees for professional services provided under the pre-approval.
With respect to the professional services rendered, the audit committee had determined that the rendering of all non-audit services by our independent registered public accounting firm were compatible with maintaining the auditor’s independence and had pre-approved all such services.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our Compensation Philosophy
Our executive compensation plan’s objectives are to attract and retain highly competent executives, and to compensate them based upon a pay-for-performance philosophy. With the intent to increase short-term and long-term stockholder value, we have designed our executive compensation plan to reward Company performance as measured by specific financial goals. For our 2017 executive bonus plan, we defined minimum EBITDA (earnings before interest, taxes, depreciation and amortization) targets as thresholds for granting bonus payments for the reasons discussed below.
We include a significant equity component in our overall compensation to align the long-term interests of our executives with those of our stockholders. Our executive compensation plan is designed to encourage success of our executives as a team, as well as to reward individual contributors, by attaining overall corporate goals. In setting those goals, we consider our historic performance, the current and anticipated economic conditions in our market place and industry, and the performance of our competitors.
Role and Authority of Compensation Committee
The compensation committee consists of Messrs. Angelis, Cunnion and Sayward. Each member of the compensation committee is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, and satisfies the independence requirements imposed by the NASDAQ Stock Market.
The compensation committee is responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of our executive officers. The compensation committee recommends overall compensation of our executive officers to the Board of Directors. The Board of Directors approves all compensation of our executive officers. The compensation committee also periodically reviews director compensation.
The charter of the compensation committee permits the compensation committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities.
The Role of our Executives in Setting Compensation
The compensation committee meets with our President and Chief Executive Officer, Mr. Molchan, and/or our Chief Financial Officer, Mr. Jeffry Keyes, at least once per year to obtain recommendations with respect to Company compensation programs, practices, and packages for executives, directors and other employees. The Chief Executive Officer makes recommendations to the compensation committee on the base salary, bonus targets, and equity compensation for the executive team and other employees (including his own compensation). The compensation committee considers, but is not bound by and does not always accept, the Chief Executive Officer’s recommendations with respect to executive compensation. The compensation committee has the ultimate authority to make decisions with respect to the compensation of our executive officers, but may, if it chooses, delegate any of its responsibilities to subcommittees.
Mr. Molchan and Mr. Keyes attend a limited number of the compensation committee’s meetings (usually for only a portion of the meeting), but the compensation committee also regularly holds executive sessions not attended by any members of management or non-independent directors. The compensation committee discusses Mr. Molchan’s compensation package with him, but makes decisions with respect to his compensation outside of his presence. The committee has delegated to a committee consisting of the Chief Executive Officer and Chief Financial Officer the authority to grant awards of stock options, in accordance with specific guidelines and from an authorized option pool, to persons who are not (a) “covered employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (b) individuals with respect to whom we wish to comply with Section 162(m) of the Code, or (c) executive officers (as discussed in further detail below). The compensation committee also has authorized Mr. Molchan to make salary adjustments and short-term incentive (bonus) decisions for all employees other than executive officers.
Role of Stockholder Input in Setting Compensation
We conducted our annual non-binding advisory vote on executive officer compensation at our 2017 Annual Meeting of Stockholders. While this vote was advisory and not binding on the Company, the compensation committee will actively consider investor opinion regarding our executive compensation practices and policies, taking into account that a substantial majority (approximately 98.7%) of the votes cast on the say-on-pay proposal in 2017 were voted in favor of the proposal. Further, the compensation committee expects to consider input from stockholders and the outcome of any say-on-pay votes when making future executive compensation decisions.

Role of Compensation Consultant in Determining Compensation
In 2016, the compensation committee retained Radford, a subsidiary of Aon Hewitt that specializes in compensation, talent and rewards consulting for technology and life science companies. Radford provided peer-review information surveying nineteen peer companies. These companies were selected based on the industry, revenues, and market capitalization with levels similar to us. Information regarding the peer companies that were utilized is detailed in the chart below. Radford recommended, and the compensation committee approved, the peer set of companies. The data used by Radford came from peer company proxy data, and from various proprietary compensation data sources. Radford did not perform work for us other than pursuant to its engagement by the compensation committee. Radford's fees were paid by us.

Company Name
Alphatec Holdings
AtriCure
Atrion
BIOLASE
BioTelemetry
Cardiovascular Systems
CryoLife
Cutera
Enzo Biochem
Fonar
Harvard Bioscience
InfuSystem Holdings
IRIDEX
Landauer
LeMaitre Vascular
Quidel
Tandem Diabetes Care
Vascular Solutions
ZELTIQ Aesthetics
Under the direction of the compensation committee, Radford provided competitive market data to review our compensation programs, identify trends in executive and equity compensation and make recommendations as to appropriate levels of compensation for 2017. While Radford's analysis and recommendations were a factor in determining 2017 compensation levels, the compensation committee used its discretion in setting appropriate compensation levels and did not always follow Radford's recommendations as to appropriate compensation levels.
Elements of Executive Compensation:
Our executive compensation consists of the following elements:

•	Base salary;

•	Annual Incentive Bonus;

•	Long-Term Incentives; and

•	Retirement benefits under a 401(k) plan and generally available benefit programs.
Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on our business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.
When determining the base salary component of executive compensation for 2017, the compensation committee considered the achievements of the executives in 2016 based on actual financial performance of the business and achievement of the goals set by the Board of Directors for the individual executive, the fiscal 2017 budget and financial performance expectations, the totality of all compensation components, the most recent stockholder non-binding advisory vote on executive officer compensation and guidance provided by Radford in their analysis of our executive compensation levels. After due consideration, the compensation committee set compensation as reflected in the Summary Compensation Table below.
Based on the factors discussed above, 2017 base salaries were as follows:
Mr. Molchan’s 2017 base salary was set at $415,200, which represented a $69,200 increase from his last adjustment in January 2016. Mr. Molchan's compensation was not adjusted for 2018.
Mr. Keyes’ 2017 base salary was set at $331,740, which represented a $55,290 increase from his last adjustment in January 2016. Mr. Keyes' compensation was not adjusted for 2018.
Mr. Lott’s 2017 base salary was set at $260,000, which represented a $10,000 increase from his last adjustment in January 2016. Mr. Lott's compensation was not adjusted for 2018.
Mr. Shirley’s 2017 base salary was set at $260,000, which represented a $45,000 increase from his last adjustment in January 2016. Mr. Shirley's compensation was not adjusted for 2018.
Mr Debeauvernet's 2017 base salary was set at $228,800, which represented a $8,800 increase from his last adjustment in January 2016. Mr. Debeauvernet's compensation was not adjusted for 2018.
Annual Incentive Bonus. Payments under our executive bonus plan are based on achieving clearly defined, short-term goals. We believe that such bonuses provide incentive to achieve goals that we align with our stockholders’ interests by measuring the achievement of these goals, whenever possible, in terms of revenue, income or other financial objectives. In setting bonus levels, we review our annual business plan and financial performance objectives. After estimating the likely financial results of the business plan as submitted by management and approved by the Board of Directors, we set financial threshold goals based on those estimated results primarily in terms of EBITDA. We set the minimum performance thresholds that must be reached before any bonus will be paid at levels that will take significant effort and skill to achieve. An executive officer’s failure to meet some or all of these personal goals can affect his or her bonus amount. We believe that offering significant potential income in the form of bonuses allows us to attract and retain executives and to align their interests with those of our stockholders.
Fiscal Year 2017. In February 2017, we finalized and adopted an executive incentive bonus plan for our executive officers for fiscal year 2017.
For each of Messrs. Molchan and Keyes, the 2017 Executive Incentive Plan (the "2017 Plan") was based on achievement of a 2017 consolidated EBITDA target. For Mr. Lott, the 2017 Plan was based on achievement of a 2017 consolidated EBITDA target and a 2017 EBITDA target associated with the Diagnostic Imaging and Medical Device Sales & Services business units of the Company. For Mr. Shirley, the 2017 Plan was based on achievement of a 2017 consolidated EBITDA target and a 2017 EBITDA target associated with the Diagnostic Services business unit of the Company. For Mr. Debeauvernet, the 2017 Plan was based on achievement of a 2017 consolidated EBITDA target and a 2017 EBITDA target associated with the Mobile Healthcare business unit of the Company. In order to be eligible for a minimum of 25% of the target bonus payout under the 2017 Plan, the executives must achieve the minimum threshold objectives of 90% of target for consolidated EBITDA (calculated before impact of bonuses), subject to other provisions of the 2017 Plan. Each executive may earn up to 175% of their target bonus based on achievement of their respective EBITDA targets, with EBITDA and associated cash bonus paid on a linear basis between 90% and 121.25% of their respective EBITDA targets.
The eligible target bonus amounts under the 2017 Plan and the actual bonus payouts were as follows.

Name and Principal Position	Target Amount	Actual Payout
Matthew G. Molchan, President and Chief Executive Officer	$224,208	$—
Jeffry R. Keyes, Chief Financial Officer and Corporate Secretary	$159,235	$—
Virgil J. Lott, President, Diagnostic Imaging	$78,000	$—
Martin B. Shirley, President, Digirad Imaging Solutions	$78,000	$—
Michael Debeauvernet, General Manager, Mobile Imaging	$68,640	$—
For fiscal year 2017, the performance targets for the 2017 Plan were not met, and therefore no bonuses were paid.
Long-Term Incentives. The compensation committee has the ability to grant equity instruments to our executives under our executive compensation package program to directly link their interests to those of our stockholders. The compensation committee has the ability to issue a variety of instruments, but traditionally has granted stock options and restricted stock units. We believe that our executive compensation program must include long-term incentives such as stock options and restricted stock units if we wish to hire and retain high-level executive talent. We also believe that stock options and restricted stock units help to provide a balance to the overall executive compensation program as base salary and bonus awards focus only on short-term compensation. In addition, the vesting period of stock options and restricted stock units encourages executive retention and the preservation of stockholder value. Finally, we believe that aligning at least a portion of restricted stock units vesting provisions to financial performance measures further aligns executive compensation to stockholder value; if performance targets are not achieved, then the awards do not vest. We base the number of equity units granted on the type and responsibility level of the executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our long-term success and the long-term interests of our stockholders.
Chief Executive Officer Ownership Policy. This policy requires our Chief Executive Officer ("CEO") to own an amount of our common stock equal in value to at least three times the CEO’s base salary for so long as he or she is serving as CEO. The CEO Ownership Policy further provides that until the CEO has achieved the level of stock ownership required by the CEO Ownership Policy, the CEO will be required to retain an amount of Common Stock equal to 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the CEO by the Company. Because the CEO must retain a percentage of net shares acquired from any Company equity awards until he or she satisfies the CEO Ownership Policy, there is no minimum time period required to achieve the guideline level of ownership required by the CEO Ownership Policy.
401(k) and Other Benefits. During 2017, our executive officers were eligible to receive certain benefits generally available to all our employees on the same terms, including medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, educational and employee assistance, paid-time-off, and certain other benefits. We also maintain a tax-qualified 401(k) Plan, which provides for broad-based employee participation and includes a Company matching provision, subject to certain vesting conditions.
How We Determine When to Grant Stock Options
Stock option grants and restricted stock units are generally awarded to our executive officers and eligible employees (i) at the time of hire, (ii) upon promotion, and (iii) as part of the long-term incentive program.
Our Policies in Connection with Waiving or Modifying Performance Goals
We exercise reasonable discretion in modifying performance goals when unanticipated events, such as market or regulatory changes, the need to adjust business plans or individual assignments or areas of responsibility, or the loss of key personnel have made the achievement of previously set individual or company-wide performance goals impossible or significantly more difficult. We believe that the failure to adjust goals in such circumstances could lead to disappointment and the potential departure of key personnel we wish to retain. If performance goals are restated because of unanticipated events, we may adjust the bonus and option elements of the executive compensation plan. Any such adjustments would generally continue to include, as a prerequisite, the executive's meeting his or her individual performance goals, and our achievement of revised, measurable financial goals such as revenue or earnings.
Compensation Risk Assessment
In establishing and reviewing our overall compensation program, the compensation committee considers whether the program and its various elements encourage or motivate our executives or other employees to take excessive risks. We believe that our compensation program and its elements are designed to encourage our employees to act in the long-term best interests of the Company and are not reasonably likely to have a material adverse effect on our business.
Other Compensation
We intend to continue to maintain our current benefits for our executive officers, including medical, dental, vision and life insurance coverage and the ability to contribute to a 401(k) retirement plan; however, the compensation committee in its discretion may revise, amend or add to the officer's executive benefits if it deems it advisable. The benefits currently available to the executive officers are also available to our other employees. At times, we pay the relocation, housing or commuting costs of our employees, including our executive officers.
The Impact of Tax and Accounting Treatments on Elements of Compensation
When granted, we have elected to award non-qualified stock options instead of incentive stock options to all our employees, directors and consultants to allow the corporation to take advantage of the more favorable tax advantages associated with non-qualified stock options.
Section 162(m) of the Code precludes us from deducting compensation in excess of $1.0 million to named executive officers. To date, we have not exceeded the $1.0 million limit for any executive, and the compensation committee has not defined a policy that all compensation must be deductible. The Tax Cuts and Jobs Act, enacted on December 22, 2017, eliminates the "performance-based" compensation exception under Section 162(m) of the Code for taxable years beginning after December 31, 2017 unless transition relief for certain compensation arrangements in place as of November 2, 2017 is available. Because of the fact-based nature of the performance-based compensation exception under Section 162(m) of the Code, the limited availability of guidance thereunder, and the uncertain scope of the aforementioned transition relief, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) of the Code will do so.
Summary Compensation Table
The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2017 by our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers (the named executive officers) who were employed by us during 2017.

Name and Principal Position	Year	Salary ($) (1)	Stock Award ($) (2) (3)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Matthew G. Molchan President and Chief Executive Officer	2017	404,022	420,664	—	—	3,500	828,186
	2016	347,331	209,137	55,389	—	2,000	613,857
	2015	322,235	220,207	—	40,000	2,000	584,442

Jeffry R. Keyes Chief Financial Officer and Corporate Secretary	2017	322,809	265,347	—	—	2,500	590,656
	2016	277,513	117,955	31,239	—	1,000	427,707
	2015	252,417	106,150	—	35,000	1,000	394,567

Virgil J. Lott President, Diagnostic Imaging	2017	258,385	110,917	—	—	3,500	372,802
	2016	250,961	53,335	14,125	—	2,000	320,421
	2015	235,904	74,405	—	35,000	2,000	347,309

Martin B. Shirley President, Diagnostic Imaging Solutions	2017	253,931	110,917	—	—	3,500	368,348
	2016	221,827	45,865	12,148	—	2,000	281,840
	2015	206,769	63,322	—	—	2,000	272,091

Michael Debeauvernet General Manager, Mobile Imaging	2017	227,378	73,203	—	—	2,500	303,081
	2016	220,846	103,185	47,462	—	7,911	379,404
____________________

(1)	See discussion above under the heading "Elements of Executive Compensation" for additional narrative disclosure regarding base salaries of our named executive officers.

(2)
Represents full fair value at grant date of options to purchase Digirad common stock and restricted stock units representing the right to receive, at settlement, Digirad common stock, granted to our named executive officers, computed in accordance with FASB ASC Topic 718, Stock Compensation. The full grant date fair value of an equity award is the maximum value that may be received over the vesting period if all vesting conditions are satisfied, as discussed further below. Thus, there is no assurance that the value, if any, eventually received by our executive officers will correspond to the amount shown. For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed on February 28, 2018. See discussion above under the heading "Elements of Executive Compensation" for additional narrative disclosure regarding long term incentives.

(3)
Included in the stock awards granted in 2015, 2016 and 2017 were performance stock units (PSUs), which vest ratably over four years subject to continued employment and achievement of performance conditions for each year as determined by the compensation committee of the Board of Directors. The PSUs will be canceled if such performance conditions are not met. The performance conditions for the 2015 PSUs were achievement of 90% of Board of Directors approved budgeted EBITDA, excluding certain predetermined items, for each of the years ended December 31, 2015, 2016, 2017 and 2018. The performance conditions for the 2016 PSUs were achievement of 90% of Board of Directors approved budgeted EBITDA, excluding certain predetermined items, for each of the years ended December 31, 2016, 2017, 2018 and 2019. The performance conditions for the 2017 PSUs were achievement of 90% of the Board approved budgeted EBITDA, excluding certain predetermined items, for the year ended December 31, 2017. The performance metrics for the 2015 and 2016 performance periods, and a grant date fair value for those tranches of the awards, were established in 2015 and 2016. The performance conditions were deemed to have been met for both 2015 and 2016 and related tranches. The performance metrics for the 2017 performance period, and a grant date fair value for those tranches of the awards, were established by the Board of Directors and compensation committee on February 23, 2017. As of the grant date, we believed that it was probable that the performance criteria would be met and that each individual would remain employed through the date the grant would become fully vested by its terms, and accordingly, the full value of the awards as of the grant date has been included in the table above in accordance with FASB ASC 718. Assuming the performance criteria for 2017 would be achieved, the grant date fair values of the 2017 PSU awards are $0.2 million, $0.1 million, $53 thousand, $53 thousand, and $35 thousand for Mr. Molchan, Mr. Keyes, Mr. Lott, Mr. Shirley and Mr. Debeauvernet, respectively. However, the performance conditions for 2017 were not met, and as such, a tranche for each of the 2015 and 2016 PSUs, and all of the 2017 PSUs, were canceled as of December 31, 2017. The amount of canceled PSUs totaled 54,292 units, 32,831 units, 14,808 units, 14,262 units, and 8,448 units, for Mr. Molchan, Mr. Keyes, Mr. Lott, Mr. Shirley, and Mr. Debeauvernet, respectively.

(4)
Actual bonuses paid under the respective executive incentive bonus plan for 2017, 2016 and 2015. See discussion above under the heading "Elements of Executive Compensation Fiscal Year 2017" for additional narrative disclosure regarding the 2017 executive incentive bonus plan.

(5)
Amounts shown for 2017 include up to $2,500 matching contributions to the officers’ 401(k) retirement plans and up to $1,000 seed contribution to the executive’s Health Saving Account plans. Amounts shown for 2016 and 2015, excluding amounts for Mr. Debeauvernet, include up to $1,000 matching contributions to the officers’ 401(k) retirement plans and up to $1,000 seed contribution to the executive’s Health Saving Account plans. The amount shown for 2016 for Mr. Debeauvernet is a matching contribution to his 401(k) retirement plan.

Grants of Plan-Based Awards
The following table presents information concerning grants to each of the named executive officers during 2017.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (2) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Grant Date	Compensation Committee Approval Date (4)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Matthew G. Molchan	2/28/2017	2/22/2017	56,052	224,208	392,364	—	—	—	41,962	—	5.25	220,301
	2/23/2017								41,961	—	4.78	200,364
Jeffry R. Keyes	2/28/2017	2/22/2017	39,809	159,235	278,661	—	—	—	26,469	—	5.25	138,962
	2/23/2017								26,468	—	4.78	126,385
Virgil J. Lott	2/28/2017	2/22/2017	19,500	78,000	117,000	—	—	—	11,064	—	5.25	58,086
	2/23/2017								11,064	—	4.78	52,831
Martin B. Shirley	2/28/2017	2/22/2017	19,500	78,000	117,000	—	—	—	11,064	—	5.25	58,086
	2/23/2017								11,064	—	4.78	52,831
Michael Debeauvernet	2/28/2017	2/22/2017	17,160	68,640	102,960	—	—	—	7,302	—	5.25	38,336
	2/23/2017								7,302	—	4.78	34,867
____________________

(1)
The amounts in these columns list the threshold, target and maximum payout under our 2017 Plan. For Messrs. Molchan, Keyes, Lott, Shirley and Debeauvernet, cash bonuses for 2017 under this program were dependent on the achievement of both specified corporate-wide financial objectives and specified individual objectives for each named executive officer.

(2)
All restricted and performance stock units granted in fiscal 2017 were granted pursuant to our 2014 Equity Incentive Award Plan (the “2014 Incentive Plan”). Restricted and performance stock units representing the right to receive, at settlement, Digirad common stock. The restricted stock units granted on February 28, 2017 are scheduled to vest as to 25% of the units on each of February 28, 2018, February 28, 2019, February 28, 2020, and February 28, 2021. For additional information regarding assumptions made in connection with this valuation and the valuation of the performance stock units discussed below, please see Note 9 to our consolidated financial statements found in our Annual Report filed on February 28, 2018. See discussion above under the heading "Elements of Executive Compensation" for additional narrative disclosure regarding long-term incentives.

(3)
The performance stock units granted on February 23, 2017 are scheduled to vest as to 25% of the units on each of February 23, 2018, February 23, 2019, February 23, 2020, and February 23, 2021, subject to the satisfaction of certain performance criteria, which is based on achievement of 90% of budgeted Adjusted EBITDA for the year ended December 31, 2017, as determined and approved by the compensation committee on February 23, 2017. On the basis of performance criteria for the year ended December 31, 2017, 25% of all performance-based units granted in 2015 and 2016 were canceled, and 100% of all performance-based units granted in 2017 were canceled.

(4)	Represents the full fair value at grant date of restricted stock units and stock options computed in accordance with FASB ASC Topic 718.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Molchan, our President and CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2017, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our Company (excluding our CEO) who were employed by us on December 31, 2017 (the last day of our fiscal year) was $68,000.

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $828,000.

•	Based on this information, for 2017 the ratio of the annual total compensation of Mr. Molchan, our President and CEO, to the median of the annual total compensation of all employees was 12 to 1.
To identify the median of the annual total compensation of all of our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

1.
We determined that, as of December 31, 2017, our employee population consisted of approximately 574 individuals with all of these individuals located in the United States (as reported in Item 1, Business, in our Annual Report filed with the SEC on February 28, 2018). This population consisted of our full-time, part-time, and temporary employees. We did not retain or engage any seasonal workers, independent contractors or similar workers during 2017.

2.
We selected December 31, 2017, which is within the last three months of 2017, as the date upon which we would identify the "median employee" because it enabled us to make such identification in a reasonably efficient and economical manner.

3.
To identify the "median employee" from our employee population, we compared the amount of salary and wages of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2017. In making this determination, we annualized the compensation of approximately 92 full- and part-time permanent employees who were hired in 2017, or who were on a leave of absence during 2017, and as such did not work for us for the entire fiscal year.

4.
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the "median employee."

5.
In order to identify our median employee, we combined all of the elements of employee compensation for 2017 for all our employees in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $68,000. Included in the median employee's annual total compensation was a $1,000 seed contribution to the employee’s Health Saving Account, and a matching contribution to the employee's 401(k) retirement plan of approximately $1,000. Since we do not maintain a defined benefit or other actuarial plan for our employees, our median employee's annual total compensation did not include amounts attributable to these arrangements.

6.
With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2017 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report.

Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2017, including the value of the stock awards.

Name			Option Awards					Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($) (10)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Matthew G. Molchan	02/28/2017	(7)	—	—	—	—	—	41,962	108,262	—	—
	02/23/2017	(6)	—	—	—	—	—	—	—	—	—
	02/01/2016	(5)	10,326	30,980	—	5.12	02/01/2026	25,530	65,867	—	—
	02/01/2015	(4)	—	—	—	—	—	21,674	55,919	—	—
	01/29/2014	(3)	110,000	—	—	3.55	01/29/2021	—	—	—	—
	06/04/2013	(2)	80,000	—	—	2.29	06/04/2020	—	—	—	—
	11/11/2008	(1)	20,000	—	—	0.70	11/11/2018	—	—	—	—

Jeffry R. Keyes	02/28/2017	(7)	—	—	—	—	—	26,469	68,290	—	—
	02/23/2017	(6)	—	—	—	—	—	—	—	—	—
	02/01/2016	(5)	—	17,472	—	5.12	02/01/2026	14,399	37,149	—	—
	02/01/2015	(4)	—	—	—	—	—	10,448	26,956	—	—
	01/29/2014	(3)	40,000	—	—	3.55	01/29/2021	—	—	—	—
	06/04/2013	(2)	40,000	—	—	2.29	06/04/2020	—	—	—	—
	09/06/2012	(2)	112,500	—	—	1.98	09/06/2019	—	—	—	—

Virgil J. Lott	02/28/2017	(7)	—	—	—	—	—	11,064	28,545	—	—
	02/23/2017	(6)	—	—	—	—	—	—	—	—	—
	02/01/2016	(5)	—	7,901	—	5.12	02/01/2026	6,510	16,796	—	—
	02/01/2015	(4)	—	—	—	—	—	7,324	18,896	—	—
	01/29/2014	(3)	40,000	—	—	3.55	01/29/2021	—	—	—	—
	06/04/2013	(2)	40,000	—	—	2.29	06/04/2020	—	—	—	—
	11/11/2008	(1)	13,510	—	—	0.70	11/11/2018	—	—	—	—

Martin B. Shirley	02/28/2017	(7)	—	—	—	—	—	11,064	28,545	—	—
	02/23/2017	(6)	—	—	—	—	—	—	—	—	—
	02/01/2016	(5)	—	6,795	—	5.12	02/01/2026	5,599	14,445	—	—
	02/01/2015	(4)	—	—	—	—	—	6,232	16,079	—	—
	01/29/2014	(3)	40,000	—	—	3.55	01/29/2021	—	—	—	—
	06/04/2013	(2)	40,000	—	—	2.29	06/04/2020	—	—	—	—

Michael Debeauvernet	02/28/2017	(7)	—	—	—	—	—	7,302	18,839	—	—
	02/23/2017	(6)	—	—	—	—	—	—	—	—	—
	02/01/2016	(5)	—	6,953	—	5.12	02/01/2026	5,730	14,783	—	—
	01/01/2016	(8)	—	—	—	—	—	6,666	17,198	—	—
____________________

(1)	1/48th of the total number of shares subject to the option vest monthly.

(2)	25% of the total number of shares subject to option vest on the first anniversary of the grant date, with the remaining shares vesting monthly over 36 months.

(3)	33 1/3% of the total number of shares subject to option vest on the first anniversary of the grant date, with the remaining shares vesting quarterly over 24 months.

(4)
Scheduled to vest as to 25% of the units on each of February 1, 2016, February 1, 2017, February 1, 2018 and February 1, 2019, with vesting of 50% of each such Restricted Stock Unit tranche to be further subject to the satisfaction of certain performance criteria to be determined and approved by the compensation committee with respect to each such period. These units are shown net of 25% of the performance-based units that were deemed not to be earned and were canceled as of December 31, 2017.

(5)
Scheduled to vest as to 25% of the units on each of February 1, 2017, February 1, 2018, February 1, 2019, and February 1, 2020, with vesting of 50% of each such Restricted Stock Unit tranche to be further subject to the satisfaction of certain performance criteria to be determined and approved by the compensation committee with respect to each such period. These units are shown net of 25% of the performance-based units that were deemed not to be earned and were canceled as of December 31, 2017.

(6)
Scheduled to vest as to 25% of the units on each of February 28, 2018, February 28, 2019, February 28, 2020, and February 28, 2021, subject to the satisfaction of achievement of 90% of budgeted Adjusted EBITDA for the year ended December 31, 2017, as determined and approved by the compensation committee on February 23, 2017. On the basis of performance criteria for the year ended December 31, 2017, 100% of all performance-based units granted in 2017 were canceled. The number shown is net of canceled performance-based restricted stock units that were deemed not to be earned and were canceled as of December 31, 2017. The amount of canceled PSUs granted in 2017 was 41,961 units, 26,468 units, 11,064 units, 11,064 units, and 7,302 units, for Mr. Molchan, Mr. Keyes, Mr. Lott, Mr. Shirley, and Mr. Debeauvernet, respectively.

(7)	Scheduled to vest as to 25% of the units on each of February 28, 2018, February 28, 2019, February 28, 2020, and February 28, 2021.

(8)	Scheduled to vest as to 33 1/3% of the units on each of January 1, 2017, January 1, 2018, and January 1, 2019.

(9)	Represents the number of unvested, non-canceled and unearned restricted stock units multiplied by the closing price of shares on December 31, 2017.
Option Exercises and Stock Vested in Fiscal 2017
The following table shows for the fiscal year ended December 31, 2017, certain information regarding option exercises and stock vested during the last fiscal year with respect to the named executive officers:

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Matthew G. Molchan	—	—	24,660	122,067
Jeffry R. Keyes	—	—	12,724	62,984
Virgil J. Lott	6,490	11,844	7,486	37,056
Martin B. Shirley	—	—	6,394	31,650
Michael Debeauvernet	—	—	5,625	28,010

(1)
Value realized on exercise is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect the proceeds actually received by the named executive officer.

(2)	Value realized on vesting is based on the closing price of our common stock on the date of vesting.
Pension Benefits
None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.
Nonqualified Deferred Compensation
None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.
Potential Payments Upon Termination or Change of Control

Matthew G. Molchan
We entered into an employment agreement with Mr. Molchan on May 1, 2007, as amended on August 7, 2010. Pursuant to that employment agreement, Mr. Molchan would receive six months of severance at his then current salary, and any accrued but unpaid performance bonus.
If Mr. Molchan would have been terminated without cause at December 31, 2017 or if Mr. Molchan would have resigned for good reason, Mr. Molchan would have been entitled to receive (i) severance payments of $207,600 and (ii) a prorated amount of any earned performance bonus payable at the time of his termination date.
Equity awards that would have vested upon termination or change of control at December 31, 2017, are described below under the heading "Equity Awards."
Jeffry R. Keyes
On March 4, 2013, we entered into an executive employment agreement with Mr. Keyes pursuant to which he would receive six months of severance at his current salary at the time of the termination, six months of COBRA coverage and full acceleration of his outstanding equity instruments in the event that he is terminated, he no longer reports to the Company’s Chief Executive Officer or he is required to move more than 50 miles from Poway, California.
Assuming that Mr. Keyes’ employment agreement was effective December 31, 2017 and he was terminated without cause or he left for good reason on that date, he would have been entitled to receive (i) severance payments of $165,870, (ii) no COBRA payments based on his current healthcare selections and (iii) accelerated stock option and restricted stock unit vesting resulting in a net gain of $88,016, which reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested restricted stock units as of December 31, 2017.
Equity awards that would have vested upon termination or change of control at December 31, 2017, are described below under the heading "Equity Awards."
Virgil J. Lott
On December 31, 2010, the Company entered into a severance agreement with Virgil J. Lott. In the event his employment with the Company is terminated without cause (as defined below), he would receive a severance payment in amount equal to six months of his base salary.
Assuming that Mr. Lott’s employment was terminated without cause as of December 31, 2017, he would have been entitled to receive severance payments of $130,000.
Equity awards that would have vested upon termination or change of control at December 31, 2017, are described below under the heading "Equity Awards."
Martin B. Shirley
On January 28, 2014, the Company entered into a severance agreement with Martin B. Shirley. In the event his employment with the Company is terminated without cause (as defined below), he would receive a severance payment in amount equal to six months of his base salary.
Assuming that Mr. Shirley's employment was terminated without cause as of December 31, 2017, he would have been entitled to receive severance payments of $130,000.
Equity awards that would have vested upon termination or change of control at December 31, 2017, are described below under the heading "Equity Awards."
Michael Debeauvernet
On January 1, 2016, the Company entered into a severance agreement with Michael Debeauvernet. In the event his employment with the Company is terminated without cause (as defined below), he would receive a severance payment in amount equal to six months of his base salary.
Assuming that Mr. Debeauvernet's employment was terminated without cause as of December 31, 2017, he would have been entitled to receive severance payments of $114,400.
Equity awards that would have vested upon termination or change of control at December 31, 2017, are described below under the heading "Equity Awards."

Under our executive employment agreements "Cause" generally includes the occurrence of any of the following events: willful misconduct or gross negligence in the performance of duties under the agreement; willful failure or refusal to perform in the usual manner at the usual time those duties which regularly and routinely performs in connection with the business of the Company or such other duties reasonably related to the capacity in which such executive is employed hereunder which may be assigned to such executive by the Board of Directors, if such failure or refusal has not been substantially cured to the satisfaction of the Board of Directors within thirty (30) days after written notice of such failure or refusal has been given by the Company to such executive; performance of any material action when specifically and reasonably instructed not to do so by the Board of Directors; engaging or in any manner participating in any activity which is directly competitive with or intentionally injurious to the Company; commission of any fraud, or use or appropriation for his personal use or benefit of any funds, properties or opportunities of the Company not authorized by the Board of Directors to be so used or appropriated; conviction of any felony involving moral turpitude; or willful or grossly negligent violation of the Ethics Code.
Equity Awards
The equity agreements of our named executive officers provide that, in case of a change of control of Digirad, all equity instruments then outstanding but neither assumed nor replaced by the successor entity shall vest immediately upon the change of control event. Further, if an executive’s employment is terminated without cause within twelve (12) months of the change of control, all equity instruments then outstanding, either assumed or replaced, shall become fully vested at the time of termination. With respect to Mr. Keyes’s employment agreement, should Mr. Keyes be terminated without cause or leave for good reason, all of Mr. Keyes’s then outstanding equity instruments will immediately vest. As of December 31, 2017, the value of the equity instruments of our named executive officers that would accelerate upon (i) termination without cause within twelve (12) months of a change of control in which stock options and restricted stock units are assumed or replaced by the successor entity, (ii) a change of control in which the outstanding stock options and restricted stock units are neither assumed or replaced by the successor entity, or (iii) in the case of Mr. Keyes, termination without cause or left for good reason would be as follows based on the difference between the closing price on the last trading day of the year of $2.58 per share and the exercise price of the respective options, and with regard to restricted stock units, based solely on the closing price on the last trading day of the year of $2.58:

Name	Option Value as of December 31, 2017	Stock Award Value as of December 31, 2017
Matthew G. Molchan	$—	$230,048
Jeffry R. Keyes	—	132,395
Virgil J. Lott	—	64,237
Martin B. Shirley	—	59,069
Michael Debeauvernet	—	50,821
Securities Authorized for Issuance Under Equity Compensation Plans

	Equity Compensation Plan Information
	As of December 31, 2017
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)		(b) (3)	(c)
Equity compensation plans approved by security holders	1,399,797	(1)	$1.80	405,954	(4)
Equity compensation plans not approved by security holders	122,500	(2)	$1.82	31,665	(5)
Total	1,522,297		$1.79	437,619
____________________

(1)	This amount includes the following:

•
789,316 shares issuable upon the exercise of outstanding stock options under the Company's 2004 Stock Incentive 7 Year Plan, the 2004 Stock Incentive Plan, and the 2014 Incentive Plan with a weighted-average price of $3.18.

•	562,305 restricted stock units ("RSUs") granted under the 2014 Incentive Plan.

•	48,176 PSUs issuable under the Company's 2014 Incentive Plan. Assumes that outstanding performance-based PSUs will vest at target.

(2)	This amount includes the following:

•	112,500 shares issuable upon exercise of outstanding stock options under the 2011 Inducement Stock Incentive Plan (the "2011 Plan") with a weighted-average price of $1.98.

•	10,000 RSUs granted under the 2011 Plan.

(3)	The 2011 Plan and 2014 Incentive Plan RSUs and PSUs have been excluded from the computation of the weighted-average exercise price since these awards have no exercise price.

(4)
This amount represents the number of shares available for issuance pursuant to stock options and awards that could be granted in the future under the 2014 Incentive Plan. The 2014 Incentive Plan allows for the issuance of up to 1,506,733 shares.

(5)
This amount represents the number of shares available for issuance pursuant to stock options and awards that could be granted in the future under the 2011 Plan. The 2011 Plan allows for the issuance of up to 350,000 shares.

COMPENSATION OF DIRECTORS
Cash Retainer Compensation
Non-employee members of our Board of Directors are paid an annual cash retainer for their service, with additional compensation for being the chairperson of the Board, serving on a committee of the Board of Directors and chairing a committee of the Board of Directors. Payments are made quarterly, in advance.
The compensation paid to the members of the Board of Directors is indicated in the chart below:

2017 Director Cash Compensation
Director Annual Retainer (all)	$36,000
Additional Annual Retainer to Chairperson	$15,000
Additional Annual Retainer to Audit Committee Chairperson	$14,500
Additional Annual Retainer to Compensation Committee Chairperson	$5,000
Additional Annual Retainer to Corporate Governance Committee Chairperson	$5,000
Additional Annual Retainer to Strategic Advisory Committee Chairperson	$5,000
Additional Annual Retainer to Audit Committee Member	$4,000
Additional Annual Retainer to Compensation Committee Member	$4,000
Additional Annual Retainer to Corporate Governance Committee Member	$4,000
Additional Annual Retainer to Strategic Advisory Committee Member	$4,000
For the sake of clarity, each of the audit committee, the compensation committee, the corporate governance committee and the strategic advisory committee chairpersons only receive an amount equal to the chairperson fee set forth in the table above and not the chairperson fee plus the member fee.
The single employee director of our Board of Directors, Mr. Molchan, our President and Chief Executive Officer, does not receive additional compensation for his service on our Board of Directors.
Non-Employee Director Compensation Table
The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board of Directors for the fiscal year ended December 31, 2017.

Name	Fees Paid in Cash ($)	Stock Awards ($) (4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey E. Eberwein	51,000	46,875	—	—	—	—	97,875
John M. Climaco (1)	45,000	46,875	—	—	—	—	91,875
Michael A. Cunnion (2)	49,000	46,875	—	—	—	—	95,875
Charles M. Gillman	44,000	46,875	—	—	—	—	90,875
Dimitrios J. Angelis	49,000	46,875	—	—	—	—	95,875
John Sayward (3)	54,500	46,875	—	—	—	—	101,375
____________________

(1)	Mr. Climaco holds, in addition to the stock awards noted in the table, outstanding options to purchase an aggregate of 60,000 shares of our common stock at December 31, 2017.

(2)	Mr. Cunnion holds, in addition to the stock awards noted in the table, outstanding options to purchase an aggregate of 80,000 shares of our common stock at December 31, 2017.

(3)	Mr. Sayward holds, in addition to the stock awards noted in the table, outstanding options to purchase an aggregate of 60,000 shares of our common stock at December 31, 2017.

(4)	Represents full fair value at grant date of restricted stock units granted to our directors, computed in accordance with FASB ASC Topic 718.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE

Michael A. Cunnion, Chairman
Dimitrios J. Angelis
John W. Sayward

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee currently consists of Messrs. Cunnion, Angelis, and Sayward. None of the members of our compensation committee is currently or has been, at any time since our formation, one of our officers or employees.
Mr. Climaco served as a Director of Perma-Fix Environmental Services, Inc. (NASDAQ: PESI) until July 2017. From June 2, 2015 to July 11, 2017, Mr. Climaco served as the Executive Vice President of Perma-Fix Medical , a majority-owned Polish subsidiary of Perma-Fix Environmental Services, Inc. As described herein under the section "Related Person Transactions And Section 16(A) Beneficial Ownership Reporting Compliance – Related Party Transactions," on July 27, 2015, we entered into a Stock Subscription Agreement (the "Subscription Agreement") and Tc-99m Supplier Agreement (the "Supply Agreement") with Perma-Fix Medical. Under the terms of the Subscription Agreement, we invested $1 million USD in exchange for 71,429 shares of Perma-Fix Medical. Pursuant to the Supply Agreement, should Perma-Fix Medical successfully complete development of the new Tc-99m resin, Perma-Fix Medical will supply us or our preferred nuclear pharmacy supplier with Tc-99m at a preferred rate and we will purchase agreed upon quantities of such Tc-99m for our nuclear imaging operations, either directly or in conjunction with our preferred nuclear pharmacy supplier. In addition, in connection with the Subscription Agreement, Mr. Molchan, our President and CEO and a member of our Board of Directors, was appointed to the Supervisory Board of Perma-Fix Medical. Mr. Climaco received director’s fees from Perma-Fix Environmental Services, Inc. in connection with his service on its Board of Directors, and he received a salary from Perma-Fix Medical in connection with his service as Executive Vice President. Except as described herein, Messrs Molchan and Climaco do not have an interest in this transaction.
Except as noted above, during the fiscal year ended December 31, 2017, (a) there were no interlocks among any of the members of the compensation committee and any of our executive officers, and (b) there are no transactions requiring disclosure pursuant to Item 404 of Regulation S-K.

PROPOSAL 3: ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory (non-binding) approval of the compensation of our named executive officers, as we have described it in the "Executive Compensation" section of this Proxy Statement. Although this vote, commonly referred to as "say-on-pay," is advisory, and not binding on our Company, it will provide information to our management and the compensation committee regarding investor opinion about our executive compensation practices and policies, which the compensation committee will be able to consider when determining executive compensation for the remainder of 2018 and beyond.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:
“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

BACKGROUND TO THE EXTENDED PROTECTIVE AMENDMENT PROPOSAL
Our past operations generated significant net operating losses and other tax benefits (collectively, "NOLs"). Under federal tax laws, for NOLs arising in tax years ending before January 1, 2018, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they "expire" for such purposes. Until they expire, we can "carry forward" NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. For NOLs arising in tax years beginning after December 31, 2017, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid on our future taxable income indefinitely, however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. In addition, the deduction for NOLs arising in tax years beginning after December 31, 2017 is limited to 80 percent of our taxable income for any tax year (computed without regard to the NOL deduction). As of December 31, 2017, we had approximately $89.2 million in federal NOLs, all of which arose in tax years ending before January 1, 2018 (our “Current NOLs”). While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.
Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an "ownership change," as determined under Section 382 ("Section 382") of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 382, an "ownership change" occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our common stock increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.
If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our Current NOLs are fully-utilized or expire.
After careful consideration, our Board of Directors determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to approve an amendment to the Company’s Restated Certificate of Incorporation to extend the provisions of the existing protective amendment, which was previously approved by the Company’s stockholders at the 2015 Annual Meeting of Stockholders (the "Original Protective Amendment"), to May 1, 2021 (the "Extended Protective Amendment" and as amended, together with the Original Protective Amendment, the "Protective Amendment").
The Protective Amendment, like the Original Protective Amendment, is designed to prevent certain transfers of our securities that could result in an ownership change, and is described below. The Protective Amendment leaves the Original Protective Amendment unchanged in all respects, other than to extend the expiration date from May 1, 2018 to May 1, 2021 and make any revisions necessary as a result of the enactment of Public Law 115-97 (commonly referred to as the Tax Cut and Jobs Act) on December 22, 2017, or otherwise. The Extended Protective Amendment (marked to show the revisions to the Original Protective Amendment) is contained in a proposed amended and restated Article XIV to our Restated Certificate of Incorporation, and is attached as Annex A hereto. The Extended Protective Amendment will not be put into effect unless and until it is approved by stockholders at the Annual Meeting. If the stockholders do not approve the Extended Protective Amendment, the Original Protective Amendment will automatically expire on May 1, 2018. Even if approved by our stockholders, the Board of Directors retains the authority to abandon the Extended Protective Amendment for any reason at any time prior to the filing and effectiveness of the Extended Protective Amendment with the Secretary of State of the State of Delaware.
Our Board of Directors urges stockholders to read Proposal 4 and the items discussed below under the heading "Certain Considerations Related to the Protective Amendment" and the complete text of the Extended Protective Amendment, which is attached as Annex A to this Proxy Statement. It is important to note that this measure does not offer a complete solution and that an ownership change may occur even if the Extended Protective Amendment is approved by stockholders. There may be limitations on the enforceability of the Protective Amendment against stockholders who do not vote to approve it that may allow an ownership change to occur. The limitations are described in more detail below. The Board believes that the adoption of this measure is appropriate and that it will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board of Directors recommends that stockholders approve the Extended Protective Amendment.
PROPOSAL 4: APPROVAL OF EXTENDED PROTECTIVE AMENDMENT
The Board of Directors previously approved the Original Protective Amendment to assist us in protecting the long-term value to the Company of its NOLs, as described above. The Original Protective Amendment was approved by the Company’s stockholders and became effective on May 1, 2015, and is scheduled to expire on May 1, 2018. On February 28, 2018, the Board of Directors, subject to approval by stockholders, approved a Certificate of Amendment effecting an extension of the expiration date of the Original Protective Amendment by three additional years (until May 1, 2021) and is hereby soliciting stockholder approval for the Extended Protective Amendment.
For the reasons discussed above under "Background to the Extended Protective Amendment Proposal," our Board of Directors recommends that stockholders adopt the Extended Protective Amendment. The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382, and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our stockholders’ best interests to adopt the Extended Protective Amendment to help continue to protect our NOLs.
The Extended Protective Amendment leaves the Original Protective Amendment unchanged in all respects, other than to extend the expiration date from May 1, 2018 to May 1, 2021, and make any revisions necessary as a result of the enactment of Public Law 115-97 (commonly referred to as the Tax Cut and Jobs Act) on December 22, 2017, or otherwise. The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board of Directors has adopted resolutions approving and declaring the advisability of amending our Restated Certificate of Incorporation as described below, and the complete text of the Extended Protective Amendment (marked to show the revisions to the Original Protective Amendment) is attached as Annex A to this Proxy Statement. However, in order for the Extended Protective Amendment to be implemented, it first must be approved by our stockholders at the Annual Meeting.
The Extended Protective Amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Extended Protective Amendment is approved by our stockholders. Even if approved by the stockholders, the Board of Directors retains the authority to abandon the Extended Protective Amendment for any reason at any time prior to the filing and effectiveness of the Extended Protective Amendment with the Secretary of State of the State of Delaware.
Description of the Protective Amendment
The following description of the Extended Protective Amendment is qualified in its entirety by reference to the complete text of the Extended Protective Amendment (marked to show the revisions to the Original Protective Amendment), which is attached as Annex A to this Proxy Statement. The Extended Protective Amendment should be read in connection with the Original Protective Amendment, a copy of which is included in our Current Report on Form 8-K filed with the SEC on May 5, 2015. Please read the Extended Protective Amendment and the Original Protective Amendment both in their entirety, as the discussion below is only a summary.
Prohibited Transfers. The Protective Amendment generally restricts any direct or indirect transfer (such as transfers of our common stock that result from the transfer of interests in other entities that own our common stock) of Company securities if the effect would be to:

•	increase the direct, indirect or constructive ownership of our common stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our common stock; or

•	increase the percentage of our common stock owned directly, indirectly or constructively by a Person owning or deemed to own 4.99% or more of our common stock.
"Person" means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such "Persons" having a formal or informal understanding among themselves to make a "coordinated acquisition" of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an "entity" within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.
Restricted transfers include sales to Persons whose resulting percentage ownership (directly, indirectly or constructively) of our common stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct, indirect or constructive ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) apply in determining whether a Person is a 4.99% stockholder under the Protective Amendment. A transfer from one member of a "public group" (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly, indirectly or constructively by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we are entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct, indirect and constructive ownership of our common stock.
These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly, indirectly or constructively, owns our common stock. The transfer restrictions also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.
Consequences of Prohibited Transfers. Upon adoption of the Extended Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as "excess stock."
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).
To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.
With respect to any transfer of common stock that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by our stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group.
In addition, our Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board of Directors decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.
In the event of a change in law, our Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.
Our Board of Directors may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of securities would jeopardize our ability to use our NOLs.
Implementation and Expiration of the Protective Amendment
If our stockholders approve the Extended Protective Amendment, we intend to file the Extended Protective Amendment promptly with the Secretary of State of the State of Delaware, whereupon the Extended Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.
Even if our stockholders approve the Extended Protective Amendment, the Board of Directors retains the authority to abandon the Extended Protective Amendment for any reason at any time prior to the filing and effectiveness of the Extended Protective Amendment with the Secretary of State of the State of Delaware.
The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Extended Protective Amendment with the Secretary of State of the State of Delaware, (ii) our Board of Director’s determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board of Directors determines that none of our NOLs may be carried forward and (iv) such date as our Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board of Directors may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board of Directors has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.
Effectiveness and Enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Extended Protective Amendment is adopted given that:

•	The Board can permit a transfer to an acquirer that results in or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•
A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•
Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Extended Protective Amendment is made effective.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.
Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•
Each stockholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such stockholders and treated as a single "5-percent stockholder" for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.

•
There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 "5-percent stockholders." Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•
Acquisitions by a person that cause the person to become a Section 382 "5-percent stockholder" generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

Our redemption or buyback of our common stock will increase the ownership of any Section 382 "5-percent stockholders" (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 "5-percent stockholder," resulting in a 5% (or more) change in ownership.
Certain Considerations Related to the Extended Protective Amendment Proposal
Our Board of Directors believes that attempting to protect the tax benefits of our NOLs as described above under "Background to the Extended Protective Amendment Proposal" is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Extended Protective Amendment is approved. Please consider the items discussed below in voting on Proposal 4.
The Internal Revenue Service ("IRS") could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.
The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment is in place.
Continued Risk of Ownership Change
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all direct and indirect transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above.
Potential Effects on Liquidity
The Protective Amendment restricts a stockholder’s ability to acquire, directly, indirectly or constructively, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our common stock approaches the restricted levels.
Potential Impact on Value
Our Board of Directors intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.
Potential Anti-Takeover Impact
The reason our Board of Directors approved the Extended Protective Amendment is to continue to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if the extension is approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of our Board of Directors for an additional three years. Accordingly, the overall effects of the Protective Amendment, if the extension is approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.
Effect of the Extended Protective Amendment If You Vote For It and Already Directly, Indirectly or Constructively Own More Than 4.99% of our common stock
If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.
Effect of the Extended Protective Amendment If You Vote For It and Directly, Indirectly or Constructively Own Less Than 4.99% of our common stock
The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.
Effect of the Extended Protective Amendment If You Vote Against It
Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Extended Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Extended Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Extended Protective Amendment that are proposed to be transferred were voted in favor of the Extended Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Extended Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Extended Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
If the Extended Protective Amendment is not approved, the Original Protective Amendment will expire on May 1, 2018, in accordance with its original terms.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EXTENDED PROTECTIVE AMENDMENT.

PROPOSAL 5: APPROVAL OF THE 2018 INCENTIVE PLAN
The Board of Directors has adopted and is seeking stockholder approval of the Company’s 2018 Incentive Plan, including the authority to issue 1,500,000 shares of common stock (subject to adjustment for stock splits, stock dividends, and similar events) under the 2018 Incentive Plan. The Board of Directors is proposing a new plan rather than simply amending its existing 2014 Incentive Plan because recent changes in tax laws make certain of the provisions in its 2014 Incentive Plan (including those related to Section 162(m) of the Code) unnecessary with respect to prospective awards. The Board of Directors adopted the 2018 Incentive Plan on February 28, 2018, subject to stockholder approval of the 2018 Incentive Plan at the Annual Meeting. Awards will not be made under the 2018 Incentive Plan until stockholder approval is obtained for the 2018 Incentive Plan.
The Board of Directors believes that an adequate reserve of shares available for issuance is necessary to enable the Company to attract, motivate, and retain key employees, directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries through the use of competitive incentives that are tied to stockholder value. For this purpose, subject to the approval of stockholders, the Board of Directors adopted the 2018 Incentive Plan based in part on a belief that the number of shares currently available under the 2014 Incentive Plan does not allow for sufficient authority and flexibility to adequately provide for future incentives. If our stockholders do not approve the 2018 Incentive Plan, there are insufficient shares available under the 2014 Incentive Plan to make grants to new and continuing employees and non-employee Directors. In that event, the compensation committee would be required to revise its compensation philosophy and create other non-equity related compensation programs to attract, retain and compensate executives, non-employee Directors and other key employees.
The 2018 Incentive Plan will become effective on the date it is approved by the Company’s stockholders (the "Effective Date"). Upon stockholder approval, this 2018 Incentive Plan will be the only long-term incentive plan under which equity compensation may then be awarded to our employees, consultants, and members of the Board of Directors. Awards currently outstanding under the 2014 Incentive Plan will remain outstanding under that plan in accordance with its terms.

Summary of the 2018 Incentive Plan
The following is a summary of the material terms of the 2018 Incentive Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Form of 2018 Incentive Plan attached to this Proxy Statement as Annex B, which assumes that this Proposal 5 is approved.
Purpose
The 2018 Incentive Plan allows the Company to provide employees, consultants and all members of the Board of Directors who are selected to receive awards under the 2018 Incentive Plan the opportunity to acquire an equity interest in the Company. The Board of Directors believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.
Key Provisions
The following is a summary of the key provisions of the 2018 Incentive Plan:

Plan Termination Date:	Ten years from the Effective Date

Eligible Participants:	Employees, consultants and all members of the Board of Directors (except that only employees are eligible for Incentive Stock Options)

Shares Authorized:
The sum of: (i) 1,500,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the 2014 Incentive Plan as of the Effective Date, plus (iii) the number of shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the 2014 Incentive Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares.

Award Types:
(1) Incentive Stock Options
(2) Non-qualified Stock Options
(3) Restricted Stock
(4) Stock Appreciation Rights
(5) Performance Bonus Awards
(6) Deferred Stock
(7) Restricted Stock Units
(8) Dividend Equivalents
(9) Performance Stock Units
(10) Performance Share Awards
(11) Other Stock-Based Awards

Vesting:	Determined by compensation committee of the Board of Directors (the "compensation committee")

Not Permitted:	Repricing of stock options and amendments that under the Code or NASDAQ rules require stockholder approval

Incentive Stock Option Limit:	No more than 1,000,000 shares may be issued pursuant to incentive stock options

Limitation on Number of Shares Granted to Independent Directors:
The sum of the grant date fair value of equity-based awards and the amount of any cash-based awards granted to an Independent Director during any calendar year, under the 2018 Incentive Plan, may not exceed five hundred thousand dollars ($500,000).

Awards Under the 2018 Incentive Plan
Stock Options. The 2018 Incentive Plan permits the compensation committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The compensation committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s common stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2018 Incentive Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.
Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and ten percent (110%) of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.
Stock Appreciation Rights. The 2018 Incentive Plan permits the compensation committee to issue stock appreciation rights ("SARs"), either free-standing or in tandem with stock options. The compensation committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of the Company’s common stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.
Restricted Stock and Restricted Stock Units. The 2018 Incentive Plan permits the compensation committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the compensation committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. Notwithstanding the foregoing, with respect to a share of restricted stock, dividends shall only be paid out to the extent that the share of restricted stock vests. The vesting period for restricted stock shall be determined by the compensation committee, which may accelerate the vesting of any such award. The compensation committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, and unless otherwise determined by the compensation committee, will not receive dividends or dividend equivalents (which in an event shall only be paid out to the extent that the restricted stock units vest). The compensation committee may also grant unrestricted stock under this provision.
Performance Shares and Performance Stock Units. The 2018 Incentive Plan permits the compensation committee to issue "performance shares" and "performance stock units." These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the compensation committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of common stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.
Stock Payments and Other Stock-Based Awards. The 2018 Incentive Plan also permits the compensation committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the 2018 Incentive Plan.
Eligible for Participation. Persons eligible to participate in the 2018 Incentive Plan include employees, consultants and all members of the Board of Directors, as determined by the compensation committee.
Available Shares. The 2018 Incentive Plan authorizes the issuance of an aggregate number of shares of Stock equal to the sum of: (i) 1,500,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the 2014 Incentive Plan as of the Effective Date, plus (iii) the number of shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the 2014 Incentive Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the 2018 Incentive Plan, affecting the shares that may be issued under the 2018 Incentive Plan, an adjustment shall be made in the number and class of shares which may be delivered under the 2018 Incentive Plan (including but not limited to individual grant limits). Upon termination of the 2018 Incentive Plan, no further awards may be issued under the 2018 Incentive Plan.
Other Information. The 2018 Incentive Plan may be amended in whole or in part by the Board of Directors or the compensation committee with the approval of the Board of Directors and in certain circumstances with stockholder approval. Unless the compensation committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the 2018 Incentive Plan), if the employee is terminated other than for "cause" within one year of a Change in Control or leaves for "Good Reason," options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the compensation committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the compensation committee, which may not be modified after the Change in Control, and the Company will not have the right to reduce the awards for any other reason. "Good Reason" means in connection with a termination of employment by a participant within one year following a Change in Control, (a) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant’s commute as compared to the participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).
In addition, the 2018 Incentive Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the compensation committee may require the repayment of amounts paid under the 2018 Incentive Plan in excess of what the employee would have received under the accounting restatement.
U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the 2018 Incentive Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2018 Incentive Plan or tax consequences based on particular circumstances. The exact federal income tax treatment of transactions under the 2018 Incentive Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
Incentive Stock Options. Incentive stock options under the 2018 Incentive Plan are intended to be eligible for the favorable tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.
If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.
Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.
To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.
Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2018 Incentive Plan generally have the following federal income tax consequences:
There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.
There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.

With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.
Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.
Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.
Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.
Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.
Section 409A of the Code. Most of the awards under the 2018 Incentive Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.
Section 162(m) of the Code. The Tax Reform and Jobs Act of 2017 ("Tax Act") generally eliminated the ability to deduct compensation qualifying for the "performance-based compensation" exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a "covered employee"). For 2017 and prior taxable years, an exception to this deduction limit applied to "performance-based compensation," such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Board of Directors and the committee intend to consider the potential impact of Section 162(m) on grants made under the 2018 Incentive Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m). The adoption of the 2018 Incentive Plan is not intended to affect the grandfathered status of awards previously granted under the 2014 Incentive Plan that were intended to qualify as "performance-based compensation" under Section 162(m).
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL THE COMPANY’S 2018 INCENTIVE PLAN.

RELATED PERSON TRANSACTIONS AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Related Party Transactions
On July 27, 2015, we entered into Subscription Agreement and Supply Agreement with Perma-Fix Medical, a publicly traded company listed on the NewConnect market of the Warsaw Stock Exchange. Perma-Fix Medical is a subsidiary of Perma-Fix Environmental Services, Inc. Perma-Fix Medical is developing a proprietary process to produce Technetium-99m resin from non-enriched uranium sources for purposes of creating nuclear imaging isotopes. Under the terms of the Subscription Agreement, we invested $1 million USD in exchange for 71,429 shares of Perma-Fix Medical, which constituted approximately 5.4% of the outstanding common shares of Perma-Fix Medical at the time of investment. Under Polish law, issuance of the shares required approval of the shares by a Polish court which occurred on October 12, 2015. The investment in Perma-Fix Medical is accounted for as an available-for-sale security. In connection with the Subscription Agreement, Mr. Molchan, our President and CEO and a member of our Board of Directors, was appointed to the Supervisory Board of Perma-Fix Medical. Until July 2017, Mr. Climaco, a member of our Board of Directors, also served as a Director of Perma-Fix Environmental Services, Inc., and from June 2, 2015 through July 11, 2017, Mr. Climaco served as the Executive Vice President of Perma-Fix Medical. Mr. Climaco received director’s fees from Perma-Fix Environmental Services, Inc. in connection with his service on its Board of Directors, and he received a salary from Perma-Fix Medical in connection with his service as Executive Vice President. Except as described herein, Messrs. Molchan and Climaco do not have an interest in this transaction.
Pursuant to the Supply Agreement, should Perma-Fix Medical successfully complete development of the new Tc-99m resin, Perma-Fix Medical will supply us or our preferred nuclear pharmacy supplier with Tc-99m at a preferred rate and we will purchase agreed upon quantities of such Tc-99m for our nuclear imaging operations, either directly or in conjunction with our preferred nuclear pharmacy supplier.
Of the $1 million investment in Perma-Fix Medical, $45,000 of value was allocated to the Supply Agreement with the remaining value allocated to the 71,429 Perma-Fix Medical shares. We immediately expensed the $45,000 of value associated with the Supply Agreement. In addition, we realized a loss of $233,000 related to the 71,429 Perma-Fix Medical shares due to the initial excess of the transaction price over fair value during the year ended December 31, 2015. During the year ended December 31, 2016, we recognized an other-than-temporary impairment charge of $414,000, reflecting the write down of our investment in Perma-Fix Medical to its fair market value or approximately $255,000, establishing a new cost basis. During the year ended December 31, 2017, we recognized an other-than-temporary impairment charge of $197,000, reflecting the write down of our investment in Perma-Fix Medical to its fair market value of approximately $111,000, establishing a new cost basis.
We believe that all of the transactions described above were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.
Policy Concerning Audit Committee Approval of Related Person Transactions
Our Board of Directors and audit committee has adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our Board of Directors if it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Digirad’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports (typically, Forms 3, 4 and/or 5) regarding their ownership and changes in ownership of Digirad’s securities. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to Digirad, we believe that during the fiscal year ended December 31, 2017, Digirad's directors and officers have complied with all Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024 and must be received by November [__], 2018. In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by [_________] and must also be submitted in accordance with the requirements of our bylaws.
ANNUAL REPORT
We are concurrently sending all of our stockholders of record as of the Record Date, a copy of our Annual Report (without exhibits) for the fiscal year ended December 31, 2017. The Annual Report contains Digirad’s certified consolidated financial statements for the year ended December 31, 2017, including that of the Digirad’s subsidiaries.
A copy of our Annual Report will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of Digirad at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Investor Relations, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Digirad stockholders may be "householding" our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.
GENERAL
Cost of Solicitation
We have retained InvestorCom, Inc. to assist us in the solicitation of proxies for a fee of up to $7,500 plus out-of-pocket expenses. Our expenses related to the solicitation of proxies from stockholders this year are not anticipated to be significant, with the total cost expected to be approximately $10,000. These solicitation costs are expected to include primarily the fee payable to our proxy solicitor. To date, we have incurred approximately $8,500 of these solicitation costs.
Other Matters
The Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the best judgment of the designated proxy holders (who are identified on the enclosed proxy card).
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF HOW MANY OR HOW FEW SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

Jeffrey E. Eberwein
Chairman of the Board of Directors
Dated: March [__], 2018

2018 ANNUAL MEETING OF STOCKHOLDERS OF

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DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, GA 30024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Matthew G. Molchan and Jeffrey E. Eberwein, and each of them, the proxies of the undersigned, with full power of substitution, to attend the 2018 Annual Meeting of Stockholders of Digirad Corporation (the "Company") to be held on April 27, 2018 at 1:00 p.m. Eastern Daylight Time at the Company's headquarters at 1048 Industrial Court, Suwanee, Georgia 30024, and at any adjournments or postponements thereof, and there to vote and act upon the matters set forth on the reverse side, with all the powers the undersigned would possess if personally present.
The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Meeting and Proxy Statement and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3 AND 4. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3 AND 4, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued and to be signed on the reverse side)

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2018 ANNUAL MEETING OF STOCKHOLDERS OF
DIGIRAD CORPORATION
April 27, 2018

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL : The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at http://drad.client.shareholder.com/sec.cfm

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES:				FOR	AGAINST	ABSTAIN
	O Jeffrey E. Eberwein O Matthew G. Molchan O Dimitrios J. Angelis O John M. Climaco O Michael A. Cunnion O Charles M. Gillman O John W. Sayward		2.	The ratification of the appointment of BDO USA, LLP as the independent auditors for the fiscal year ending December 31, 2018.	☐	☐	☐

			3.	The advisory (non-binding) approval of the compensation of the Company's named executive officers.	☐	☐	☐

4.
Approval of a Certificate of Amendment effecting a three-year extension to the provisions of the Company's Restated Certificate of Incorporation, designed to protect the tax benefits of the Company's net operating loss carryforwards.
					☐	☐	☐

			5.	Approval of the Company's 2018 Incentive Plan.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2017 Annual Report to Stockholders.

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNEX A
FORM OF CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
EFFECT THE EXTENDED PROTECTIVE AMENDMENT

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
DIGIRAD CORPORATION

Digirad Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY:
FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.
SECOND: This Amendment to the Restated Certificate of Incorporation ~~adds an~~amends and restates Article XIV to the Restated Certificate of Incorporation to read in its entirety as follows:
ARTICLE XIV

PROTECTION OF TAX BENEFITS
(A)    DEFINITIONS. As used in this Article XIV, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):
1.    “4.99-percent Transaction” means any Transfer described in clause (i) or (ii) of Section (B) of this Article XIV.
2.    “4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.
3.    “Agent” has the meaning set forth in Section (E) of this Article XIV.
4.    “Board of Directors” means the board of directors of the Corporation.
5.    “Code” means the United States Internal Revenue Code of 1986, as amended ~~from time to time~~. For the avoidance of doubt, Code also includes “An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018,” (PL 115-97).
6.    “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.
7.    “Effective Date” means the initial date of filing of th~~is~~e Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware~~.~~ adding this Article XIV on May 5, 2015.
8.    “Excess Securities” has the meaning set forth in Section (D) of this Article XIV.
9.    “Expiration Date” means the earliest of (i) ~~the close of business on the date that is the third anniversary of the Effective Date,~~May 1, 2021, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIV is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Section (L) of this Article XIV.
10.    “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.
11.    “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.
12.    “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.
13.    “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XIV.
14.    “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).
15.    “Purported Transferee” has the meaning set forth in Section (D) of this Article XIV.
16.    “Remedial Holder” has the meaning set forth in Section (G) of this Article XIV.
17.    “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).
18.    “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.
19.    “Tax Benefits” means the net operating loss ~~carryforwards~~carry forwards, capital loss ~~carryforwards~~carry forwards, general business credit ~~carryforwards~~carry forwards, alternative minimum tax credit ~~carryforwards and foreign tax credit carryforwards, as well as~~carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” ~~of the Corporation or any direct or indirect subsidiary thereof,~~ within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.
20.    “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.
21.    “Transferee” means any Person to whom Corporation Securities are Transferred.
22.    “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

(B)    TRANSFER AND OWNERSHIP RESTRICTIONS. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIV any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.99-percent Stockholder or (ii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article XIV in respect of such transaction.
(C)    EXCEPTIONS.
1.    Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.
2.    The restrictions set forth in Section (B) of this Article XIV shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section (C) of this Article XIV, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Section (C) of this Article XIV shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.
(D)    EXCESS SECURITIES.
1.    No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section (E) of this Article XIV or until an approval is obtained under Section (C) of this Article XIV. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section (D) or Section (E) of this Article XIV shall also be a Prohibited Transfer.
2.    The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIV, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIV as a condition to registering any transfer.
(E)    TRANSFER TO AGENT. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”).

The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section (F) of this Article XIV if the Agent rather than the Purported Transferee had resold the Excess Securities.
(F)    APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section (F) of this Article XIV. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section (F) of this Article XIV inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.
(G)    MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS. In the event of any Transfer ~~which~~that does not involve a transfer of Corporation Securities within the meaning of Delaware law but ~~which~~that would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIV, the application of Sections (E) and (F) of this Article XIV shall be modified as described in this Section (G) of this Article XIV. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIV. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections (E) and (F) of this Article XIV, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section (G) of this Article XIV is to extend the restrictions in Sections (B) and (E) of this Article XIV to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section (G) of this Article XIV, along with the other provisions of this Article XIV, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
(H)    LEGAL PROCEEDINGS; PROMPT ENFORCEMENT. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section (E) of this Article XIV (whether or not made within the time specified in Section (E) of this Article XIV), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section (H) of this Article XIV shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIV being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section (E) of this Article XIV to constitute a waiver or loss of any right of the Corporation under this Article XIV. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIV.
(I)    LIABILITY. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIV who knowingly violates the provisions of this Article XIV and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.
(J)    OBLIGATION TO PROVIDE INFORMATION. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XIV or the status of the Tax Benefits of the Corporation.
(K)    LEGENDS. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIV bear the following legend:
“THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (THE “CERTIFICATE OF INCORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section (C) of this Article XIV also bear a conspicuous legend referencing the applicable restrictions.
(L)    AUTHORITY OF BOARD OF DIRECTORS.
1.    The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIV, including, without limitation, (i) the identification of 4.99-percent Stockholders, (ii) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section (F) of this Article XIV, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIV. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XIV for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIV.
2.    Nothing contained in this Article XIV shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XIV, (iii) modify the definitions of any terms set forth in this Article XIV or (iv) modify the terms of this Article XIV as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.
3.    In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIV requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIV. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XIV. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Article XIV shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.
(M)    RELIANCE. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIV. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.
(N)    BENEFITS OF THIS ARTICLE XIV. Nothing in this Article XIV shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XIV. This Article XIV shall be for the sole and exclusive benefit of the Corporation and the Agent.
(O)    SEVERABILITY. The purpose of this Article XIV is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIV.
(P)    WAIVER. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XIV, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

THIRD: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.
FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this ~~5th~~__ day of ~~May~~_____, ~~2015.~~2018.

DIGIRAD CORPORATION

By:	~~/s/ Matthew G. Molchan~~
	Name:	Matthew G. Molchan
	Title:	President & Chief Executive Officer

FORM OF THE 2018 INCENTIVE PLAN
2018 INCENTIVE PLAN
OF
DIGIRAD CORPORATION
__________________________

DIGIRAD CORPORATION
2018 Incentive Plan
Article 1

Establishment and Purpose

1.1    Establishment of the Plan. Digirad Corporation, a Delaware corporation (the “Company” or “Digirad”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.

1.2    Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s shareowners, and by providing Participants with an incentive for outstanding performance.

1.3    Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws. The Digirad Company 2014 Equity Incentive Plan (the “Prior Plan”) shall be frozen on the date on which this Plan is approved by the Company’s stockholders and no new awards shall be issued under the Prior Plan. With respect to outstanding awards under the Prior Plan, the Prior Plan shall remain in place and any awards granted under the Prior Plan shall continue to be subject to the terms of the Prior Plan and applicable Award Agreements (as defined below) (including any such terms that are intended to survive the termination of the Prior Plan or the settlement of such Award (as defined below)) and shall remain in effect pursuant to their terms.

1.4    Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:
(a)“Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

(b)“Award” means, individually or collectively, a grant or award under this Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

(c)“Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

(d)“Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.

(e)“Board” or “Board of Directors” means the Digirad Board of Directors.

(f)“Cause” means willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Company in its sole discretion.

(g)“Change in Control” shall be deemed to have occurred if:

(i)any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s shareowners was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(iii)the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)the shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

(i)“Committee” means the Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan pursuant to Article 3. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director and (b) an “independent director” under the listing requirements of the NASDAQ Stock Market, or any similar rule or listing requirement that may be applicable to the Company from time to time. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

(j)“Company” has the meaning set forth in Section 1.1.

(k)“Consultant” means any consultant or adviser who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

(l)“Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

(m)“Director” means a member of the Board of the Company, its Affiliates and/or Subsidiaries. “Independent Director” means a member of the Board who is not an Employee of the Company.

(n)“Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(m)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(o)“Dividend Equivalent” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(p)“Effective Date” has the meaning set forth in Section 1.3.

(q)“Employee” means any person, including an officer or Director, employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

(s)“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(t)“Fair Market Value” or “FMV” means, as of any date, the value of Stock determined as follows:

(i)If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceeding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)In the absence of an established market for the Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares [(by a qualified valuation expert)] or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value and relevant.

(u)“Good Reason” means, unless the applicable Award Agreement states otherwise, (i) if an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of “good reason,” the definition contained therein, or (ii) if no such agreement exists or if such agreement does not define “good reason,” in connection with a Termination of Employment by a Participant within one (1) year following a Change in Control, (1) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (2) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (3) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to the Company or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within one (1) year following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.
(v)“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

(w)“Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(x)“Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(y)“Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

(z)“Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

(aa)“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Section 9.6.

(ab)“Participant” means an eligible person as set forth in Section 5.1 to whom an Award is granted under the Plan.

(ac)“Performance Goal” means any goals established by the Committee pursuant to an Award.

(ad)“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.

(ae)“Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 8 herein.

(af)“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(ag)“Plan” means this Digirad Corporation 2018 Incentive Plan, as it may be amended from time to time.

(ah)“Prior Plan” means the Digirad Corporation 2014 Equity Incentive Award Plan, as such plan may be amended from time to time.

(ai)“Restricted Stock” means Stock awarded to a Participant pursuant to Article 7 as to which the Restriction Period has not lapsed.

(aj)“Restricted Stock Unit” means an Award granted pursuant to Section 7.10 as to which the Restriction Period has not lapsed.

(ak)“Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 7.

(al)“Securities Act” means the Securities Act of 1933, as amended.

(am)“Shares” or “Stock” means the shares of common stock of the Company.

(an)“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 8.5 to receive an amount payable in cash or Shares equal to the excess of (i) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (ii) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

(ao)“Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which Digirad holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

(ap)“Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

(aq)“Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

(ar)“Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1    The Committee. The Plan shall be administered by the Committee. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

3.2    Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

3.3    Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4    Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority

3.5    Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4

Shares Subject to the Plan

4.1    Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 1,500,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the

Prior Plan as of the Effective Date, plus (iii) the number of Shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding clause (iii) shall be effective regardless of whether the Prior Plan has terminated or remains in effect. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 1,000,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.

4.2    Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:
(a)    If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b)    Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c)    If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3    Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

4.4    Limitation on Number of Shares Granted to Independent Directors. Notwithstanding any provision in the Plan to the contrary, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to an Independent Director during any calendar year shall not exceed five hundred thousand dollars ($500,000).

Article 5

Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in the Plan include all Employees, Directors, Non-Employee Directors, and all Consultants and advisors to the Company, its Affiliates and/or Subsidiaries, as determined by the Committee.

5.2    Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the

Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.

5.3    Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided, however, that (i) no Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date, and (ii) Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, subject to the limitations set forth in Article 4.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

6.3    Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In the case of an Incentive Stock Option granted to a Ten Percent Owner, such Incentive Stock Option shall be granted at a price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant.

6.4    Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant or on or after the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant or on or after the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner, except as otherwise provided herein.

In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)    The expiration date of the Incentive Stock Option.

(b)    One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c)    Three (3) months after the date of the Participant’s Termination of Employment without Cause other than Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).

6.5    Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option; however, the Chairman of the Board, or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.

6.6    Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such shares of Stock to the Participant.

6.7    ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

6.8    Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company.

The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:
(a)    cash or certified or bank check;

(b)    delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c)    if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d)    at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e)    any combination of the foregoing methods.

Restricted Stock may not be used to pay the Exercise Price.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

6.9    Termination of Employment. Unless otherwise provided by the Committee, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a)    Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than five (5) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.

(b)    Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

(c)    Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:
(i)All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and

(ii)In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(iii)Except as provided in Section 6.9(a) and Section 11.2, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d)    Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.10    Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a)    During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 9, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

(b)    No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 9; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

Article 7

Restricted Stock

7.1    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.

7.2    Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing Shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

7.3    Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

7.4    Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

7.5    Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

7.6    Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and, unless otherwise provided in an Award Agreement, shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. In addition, with respect to a Share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

7.7    Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

7.8    Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, subject to Section 11.2, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

7.9    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

7.10    Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 8

Other Types of Awards

8.1    Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2    Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3    Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code. Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised. Notwithstanding the foregoing, Dividend Equivalents granted by the Committee hereunder shall only be paid out to the extent that the Award vests.

8.4    Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.5    Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to a Non-Qualified Options.

8.6    Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.7    Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

8.8    Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Appreciation Right, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

8.9    Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

8.10    Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 8 shall be forfeited by the Participant to the Company.

8.11    Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12    Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

8.13    Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 8 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 9 or pursuant to a domestic relations order.

Article 9

Beneficiary Designation

Notwithstanding Sections 6.10, 7.3, 7.10 and 8.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
Article 10

Employee Matters

10.1    Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

10.2    Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

10.3    Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

10.4    Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

Article 11

Change in Control

11.1    Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 11.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a)    to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b)    all Awards that vest subject to the achievement of any performance goal, target performance level, or similar performance-related requirement shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, either (A) be canceled and terminated without any payment or consideration therefor; or (B) automatically vest based on: (1) actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion; or (2) achievement of target performance levels (or the greater of actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion, and target performance levels); provided that in the case of vesting based on target performance levels such Awards shall also be prorated based on the portion of the Performance Period elapsed prior to the Change in Control; and, in the case of this clause (B), shall be paid at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A of the Code, as determined by the Committee; and

(c)    Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

11.2    Termination of Employment Upon Change in Control. Unless the Committee provides otherwise, upon a Participant’s Termination of Employment (i) by the Company or its successor or surviving corporation without Cause, or (ii) by the Participant for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate) on or within one (1) year following a Change in Control, subject to the Participant’s execution of a waiver and release of claims in a form and manner satisfactory to the Company, all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

Article 12

Amendment, Modification, and Termination

12.1    Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3) or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock.

12.2    Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A and Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

12.3    Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

12.4    Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 12.1, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

12.5    Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

12.6    Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 13

Withholding

13.1    Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

13.2    Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.8(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 15

General Provisions

15.1    Minimum Vesting. Each Award shall have a minimum vesting period of one (1) year; provided that the Committee may determine in its sole discretion up to five percent (5%) of the Shares available for issuance under the Plan may be granted free of such minimum vesting requirements.

15.2    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

15.3    Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

15.4    Notification of Disposition. Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such Shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

15.5    Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.6    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.7    Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.8    Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.8, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.9    Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.1 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

15.10    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.11    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

Article 16

Legal Construction

16.1    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4    Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5    Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6    Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

16.7    Venue. The Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such [California] court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

16.8    409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

16.9    No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.